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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01540

AIM Funds Group (Invesco Funds Group)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Item 1.	Reports to Stockholders.

Annual Report to Shareholders	December 31, 2012

Invesco European Small Company Fund
Nasdaq: A: ESMAX ¡ B: ESMBX ¡ C: ESMCX ¡ Y: ESMYX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco European Small Company Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty.

Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco European Small Company Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco European Small Company Fund, at net asset value (NAV), delivered strong double-digit gains, outperforming its style-specific index, the MSCI Europe Small Cap Index. We believe strong stock selection and our willingness and ability to identify and purchase attractive stocks that are not followed by many analysts gave us a competitive edge over the style-specific Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	31.04%
Class B Shares	30.14
Class C Shares	30.11
Class Y Shares	31.38
MSCI EAFE Index‚ (Broad Market Index)	17.32
MSCI Europe Small Cap Index■ (Style-Specific Index)	28.97
Lipper European Funds Index■ (Peer Group Index)	22.07
Source	(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

How we invest

When selecting stocks for your Fund, we use a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but whose stock prices do not fully reflect these attributes.

While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends.

We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

■	A company’s fundamentals deteriorate or it posts disappointing earnings.
■	A stock appears overvalued.
■	A more attractive investment opportunity becomes available.

Market conditions and your Fund

Global equity markets rebounded in the beginning of 2012 following a difficult and volatile year in 2011. Improvements in global economic indicators and continued accommodative policy measures from central banks provided support for the rally in stocks, with some of the worst performing areas of the market in recent years leading the way in the beginning of 2012.

During the year, macroeconomic concerns stemming largely from Greece and Spain eased somewhat as the pro-euro party won the Greek elections and Spanish banks were provided a bailout of up to 100 billion euros. Eurozone leaders also took steps during their most recent summit to allow for the direct recapitalization of banks through the European Stability Mechanism (the bailout fund) and to move closer to a regional banking union. In addition, the European Central Bank (ECB) announced new measures to support eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to “do whatever it takes” to save the euro (although key details of the plan remain unresolved). The US Federal Reserve announced a third round of quantitative easing with a promise to continue until the labor market outlook improved materially, and the Bank of Japan took steps to increase its asset purchase program. These easing measures were well received by investors and helped to drive equity markets higher during the year.

    In terms of performance during the year, the Fund delivered double-digit gains in each of its nine invested sectors. Relative and absolute performance was led by the Fund’s allocation in the materials sector, which was up almost 100% for the reporting period. Strong stock selection across this sector was the key driver of success.

    A leading contributor to overall Fund performance was Koza Anadolu Metal Madencilik, a Turkish holding company whose main asset is a listed gold mining company. Koza offered a double discount last year. The underlying asset was very cheap despite excellent fundamentals and Koza was trading at a greater than 70% discount to its NAV. During the year the gold miner did very well and the NAV discount shrunk to below 30%. We cut our position materially over the reporting period, given performance.

Portfolio Composition
By sector

Industrials	25.0%
Consumer Discretionary	14.4
Information Technology	11.7
Consumer Staples	9.5
Energy	6.8
Health Care	6.4
Financials	6.2
Materials	6.0
Telecommunication Services	0.5
Money Market Funds Plus Other Assets Less Liabilities	13.5

Top 10 Equity Holdings*

1. DCC PLC	3.5%
2. Aryzta AG	2.6
3. Prosafe S.E.	2.4
4. Yazicilar Holding A.S.-Class A	2.2
5. Origin Enterprises PLC	2.1
6. MorphoSys AG	2.0
7. United Drug PLC	1.9
8. CPL Resources PLC	1.9
9. Mediq N.V.	1.8
10. Total Produce PLC	1.8

Top Five Countries*

1. United Kingdom	23.8%
2. Ireland	14.3
3. Norway	9.9
4. Germany	9.0
5. France	6.8

Total Net Assets	$141.7 million

Total Number of Holdings*	71

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco European Small Company Fund

    Stock selection in the health care and information technology (IT) sectors was a leading contributor as well. In the health care sector, particular strength was seen in holdings in Ireland, Germany and the Netherlands. While in the IT sector, strong results were supported by stock selection in the UK, Germany and France. Top performers included Diploma, the British supplier of specialized technical products. Diploma continued down the path of operational excellence, which throughout the year was increasingly rewarded by investors.

    The Fund’s cash exposure increased over the year as we trimmed or sold out of certain holdings, taking profits. An average cash position throughout the fiscal year detracted from Fund performance as markets rebounded at the end of the year. It is important to note that we do not use cash for “top- down” tactical asset allocation purposes. Historically when the portfolio’s cash position has been higher than average, it has reflected a lack of good EQV investment opportunities in the marketplace, rather than an overall negative opinion on markets. However, concerns about further downside risk led us to be cautious investors throughout the year.

    Although the Fund delivered solid gains across all invested sectors, relative results lagged across the consumer discretionary and financials sector.

    Underperformance in these sectors was driven not by what the Fund owned, but more rather by what the Fund did not own.

    Chemring Group, a UK-based defense manufacturer, was one of the Fund’s largest stock level detractors. Over the reporting period, Chemring Group had been approached to be taken over by a private equity company, The Carlyle Group (not a Fund holding). The Carlyle Group, however, decided against making a bid. Defense stocks have generally been under severe pressure in response to the environment of austerity and the US “fiscal cliff” debate. With Chemring Group’s new chief executive officer, the company’s share price appears to have stabilized. We continue to believe the company is attractively valued and expect it to re-rate as uncertainty relating to US and UK defense budgets is reduced and as company management cuts costs.

    The Fund’s positioning is driven by our stock selection process as opposed to top-down allocation decisions. In terms of year-end sector positioning, the Fund’s largest absolute and overweight positions were in the industrials, IT and consumer discretionary sectors. The Fund’s largest underweight positions were in the financials, materials, utilities and health care sectors.

    Geographically, the UK represented approximately a quarter of the Fund’s investments, with the remainder comprised of diverse exposure to smaller companies from over a dozen other countries.

    We primarily focus on companies that have well-capitalized balance sheets with limited to no debt. Strong balance sheets give companies flexibility, which is always valuable but particularly so in today’s uncertain environment. As always, we have continued to emphasize strong cash flow generation and attractive valuations.

    As previously mentioned, the Fund delivered double-digit returns for the year. While we are pleased to provide shareholders with this strong performance, it would be imprudent for us to suggest that such a level of performance is sustainable over the long term. With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We welcome new investors in the Fund and express our appreciation to all our shareholders for your continued investment in Invesco European Small Company Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Jason Holzer Chartered Financial Analyst, portfolio manager, is lead manager of Invesco European

Small Company Fund. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Borge Endresen Chartered Financial Analyst, portfolio manager, is manager of Invesco European Small Company

Fund. He joined Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

5                Invesco European Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco European Small Company Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	10.90%
10 Years	17.07
5 Years	–1.20
1 Year	23.87

Class B Shares
Inception (8/31/00)	10.90%
10 Years	17.06
5 Years	–1.01
1 Year	25.14

Class C Shares
Inception (8/31/00)	10.62%
10 Years	16.88
5 Years	–0.81
1 Year	29.11

Class Y Shares
10 Years	17.87%
5 Years	0.15
1 Year	31.38

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.67%, 2.42%, 2.42% and 1.42%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

continued from page 8

frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.
■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic Securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The MSCI Europe Small Cap Index is an unmanaged index considered representative of small-cap European stocks.
■	The Lipper European Funds Index is an unmanaged index considered representative of European funds tracked by Lipper.
■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for share-holder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.
■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                Invesco European Small Company Fund

Invesco European Small Company Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012 ,and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

■

Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■

Investing in European Union risk. Many countries in the European Union are susceptible to high economic risks associated with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the Euro-pean Union, placing its currency and banking system in jeopardy. The Euro-pean Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■

Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	ESMAX
Class B Shares	ESMBX
Class C Shares	ESMCX
Class Y Shares	ESMYX

8                Invesco European Small Company Fund

Schedule of Investments

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–86.52%
Austria–0.82%
Semperit AG Holding	28,181	$1,161,020

Belgium–2.65%
Kinepolis Group N.V.	13,300	1,444,115
S.A. D’Ieteren N.V.	30,937	1,255,926
Van De Velde N.V.	23,234	1,050,267
		3,750,308

France–6.81%
Credit Agricole Ile de France	10,200	691,736
Maisons France Confort	35,000	1,098,571
Parrot S.A.(a)	39,500	1,470,812
Plastic Omnium S.A.	82,800	2,496,849
Sopra Group S.A.	13,860	891,023
Tessi S.A.	18,770	1,986,440
Trigano S.A.(a)	75,100	1,011,336
		9,646,767

Germany–8.95%
Amadeus Fire AG	32,300	1,760,706
CTS Eventim AG	34,400	1,209,346
Kontron AG	202,000	1,096,458
MorphoSys AG(a)	75,047	2,901,198
Nemetschek AG	35,400	1,558,215
Nexus AG	75,000	956,322
SMT Scharf AG	49,902	1,395,724
Takkt AG	129,903	1,807,779
		12,685,748

Greece–3.08%
Jumbo S.A.	261,216	2,065,223
Karelia Tobacco Co. Inc. S.A.	5,000	790,980
Metka S.A.	115,600	1,506,606
		4,362,809

Ireland–14.29%
Abbey PLC	120,200	1,006,583
CPL Resources PLC	582,792	2,675,128
DCC PLC	154,020	4,913,079
Fyffes PLC	1,970,000	1,376,627
IFG Group PLC	923,500	1,705,852
Origin Enterprises PLC	535,998	2,919,780
Paddy Power PLC	5,077	418,662
Total Produce PLC	3,158,000	2,531,819
United Drug PLC	596,974	2,704,369
		20,251,899

Israel–1.23%
VIZRT Ltd.	488,105	1,747,057

	Shares	Value
Italy–2.38%
Danieli & C. Officine Meccaniche S.p.A.-RSP	139,191	$2,343,951
EI Towers S.p.A.(a)	37,488	1,027,208
		3,371,159

Netherlands–2.61%
Mediq N.V.	150,360	2,556,673
Sligro Food Group N.V.	39,685	1,142,222
		3,698,895

Norway–9.89%
Bonheur ASA	85,423	2,095,376
Borregaard ASA(a)(b)	400,000	1,496,457
Copeinca ASA	140,000	1,032,411
Ekornes ASA	68,600	1,141,318
Ganger Rolf ASA	75,027	1,698,877
Prosafe S.E.	402,202	3,457,909
Telio Holding ASA	155,000	708,119
TGS Nopec Geophysical Co. ASA	72,937	2,389,285
		14,019,752

Spain–2.90%
Construcciones y Auxiliar de Ferrocarriles S.A.	2,521	1,160,846
Duro Felguera, S.A.	155,000	992,001
Miquel y Costas & Miquel, S.A.	73,333	1,955,066
		4,107,913

Sweden–0.64%
Fenix Outdoor AB	33,500	913,998

Switzerland–2.58%
Aryzta AG	71,194	3,649,440

Turkey–3.93%
Koza Anadolu Metal Madencilik Isletmeleri A.S.(a)	785,850	2,502,620
Yazicilar Holding A.S. -Class A	341,421	3,067,111
		5,569,731

United Kingdom–23.76%
Amlin PLC	255,057	1,549,851
Catlin Group Ltd.	157,088	1,269,885
Chemring Group PLC	323,585	1,213,184
Clarkson PLC	117,233	2,320,802
Diploma PLC	222,327	2,003,182
Filtrona PLC	122,423	1,104,695
Halma PLC	284,966	2,148,207
Hill & Smith Holdings PLC	214,043	1,404,903
Homeserve PLC	314,007	1,185,803
IG Group Holdings PLC	293,351	2,148,410
Informa PLC	309,868	2,293,025
Kier Group PLC	114,141	2,468,669
Mears Group PLC	448,962	2,400,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco European Small Company Fund

	Shares	Value
United Kingdom–(continued)
Micro Focus International PLC	197,093	$1,898,805
Morgan Sindall Group PLC	110,526	906,272
SDL PLC	92,209	753,885
Tribal Group PLC	1,145,117	1,917,588
Tullett Prebon PLC	342,502	1,421,478
Ultra Electronics Holdings PLC	92,522	2,477,237
Verips Inc.(a)	198,250	780,846
		33,667,092
Total Common Stocks & Other Equity Interests (Cost $96,818,533)		122,603,588

	Shares	Value
Money Market Funds–13.04%
Liquid Assets Portfolio–Institutional Class(c)	9,234,621	$9,234,621
Premier Portfolio–Institutional Class(c)	9,234,622	9,234,622
Total Money Market Funds (Cost $18,469,243)		18,469,243
TOTAL INVESTMENTS–99.56% (Cost $115,287,776)		141,072,831
OTHER ASSETS LESS LIABILITIES–0.44%		627,051
NET ASSETS–100.00%		$141,699,882

Investment Abbreviations:

RSP	– Risparmio Shares

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at December 31, 2012 represented 1.06% of the Fund’s Net Assets.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco European Small Company Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $96,818,533)	$122,603,588
Investments in affiliated money market funds, at value and cost	18,469,243
Total investments, at value (Cost $115,287,776)	141,072,831
Foreign currencies, at value (Cost $68,812)	68,740
Receivable for:
Investments sold	58,385
Fund shares sold	863,026
Dividends	299,325
Investment for trustee deferred compensation and retirement plans	37,523
Other assets	23,292
Total assets	142,423,122

Liabilities:
Payable for:
Fund shares reacquired	461,071
Accrued fees to affiliates	109,828
Accrued other operating expenses	79,269
Trustee deferred compensation and retirement plans	73,072
Total liabilities	723,240
Net assets applicable to shares outstanding	$141,699,882

Net assets consist of:
Shares of beneficial interest	$113,606,332
Undistributed net investment income	(367,249)
Undistributed net realized gain	2,671,354
Unrealized appreciation	25,789,445
$141,699,882

Net Assets:
Class A	$91,979,581
Class B	$6,737,697
Class C	$15,197,539
Class Y	$27,785,065

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	7,955,097
Class B	613,336
Class C	1,381,587
Class Y	2,397,488
Class A:
Net asset value per share	$11.56
Maximum offering price per share
(Net asset value of $11.56 ÷ 94.50%)	$12.23
Class B:
Net asset value and offering price per share	$10.99
Class C:
Net asset value and offering price per share	$11.00
Class Y:
Net asset value and offering price per share	$11.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco European Small Company Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $288,537)	$3,832,972
Dividends from affiliated money market funds	15,130
Total investment income	3,848,102

Expenses:
Advisory fees	1,105,346
Administrative services fees	50,000
Custodian fees	69,064
Distribution fees:
Class A	198,418
Class B	77,481
Class C	133,664
Transfer agent fees	310,085
Trustees’ and officers’ fees and benefits	25,371
Other	158,062
Total expenses	2,127,491
Less: Fees waived and expense offset arrangement(s)	(15,281)
Net expenses	2,112,210
Net investment income	1,735,892

Realized and unrealized gain from:
Net realized gain (loss) from:
Investment securities	7,137,861
Foreign currencies	(111,173)
7,026,688
Change in net unrealized appreciation of:
Investment securities	23,255,325
Foreign currencies	9,710
23,265,035
Net realized and unrealized gain	30,291,723
Net increase in net assets resulting from operations	$32,027,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco European Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$1,735,892	$2,050,848
Net realized gain	7,026,688	6,672,770
Change in net unrealized appreciation (depreciation)	23,265,035	(25,078,057)
Net increase (decrease) in net assets resulting from operations	32,027,615	(16,354,439)

Distributions to shareholders from net investment income:
Class A	(1,101,980)	(3,428,481)
Class B	(42,010)	(220,923)
Class C	(85,920)	(345,070)
Class Y	(372,285)	(755,359)
Total distributions from net investment income	(1,602,195)	(4,749,833)

Distributions to shareholders from net realized gains:
Class A	(3,593,846)	(2,395,097)
Class B	(306,343)	(293,814)
Class C	(626,535)	(458,929)
Class Y	(1,029,728)	(492,744)
Total distributions from net realized gains	(5,556,452)	(3,640,584)

Share transactions-net:
Class A	3,301,699	(11,770,053)
Class B	(3,123,719)	(3,680,622)
Class C	(404,566)	(3,044,912)
Class Y	10,430,342	694,009
Net increase (decrease) in net assets resulting from share transactions	10,203,756	(17,801,578)
Net increase (decrease) in net assets	35,072,724	(42,546,434)

Net assets:
Beginning of year	106,627,158	149,173,592
End of year (includes undistributed net investment income of $(367,249) and $(1,839,963), respectively)	$141,699,882	$106,627,158

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco European Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices

13                         Invesco European Small Company Fund

furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14                         Invesco European Small Company Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

15                         Invesco European Small Company Fund

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 2.25%, 3.00%, 3.00% and 2.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $14,459.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $23,813 in front-end sales commissions from the sale of Class A shares and $13, $7,979 and $1,005 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16                         Invesco European Small Company Fund

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $49,081,974 and from Level 2 to Level 1 of $6,552,742, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Austria	$—	$1,161,020	$—	$1,161,020
Belgium	—	3,750,308	—	3,750,308
France	691,736	8,955,031	—	9,646,767
Germany	6,967,708	5,718,040	—	12,685,748
Greece	790,980	3,571,829	—	4,362,809
Ireland	5,806,225	14,445,674	—	20,251,899
Israel	1,747,057	—	—	1,747,057
Italy	—	3,371,159	—	3,371,159
Netherlands	—	3,698,895	—	3,698,895
Norway	4,378,305	9,641,447	—	14,019,752
Spain	1,160,846	2,947,067	—	4,107,913
Sweden	—	913,998	—	913,998
Switzerland	—	3,649,440	—	3,649,440
Turkey	—	5,569,731	—	5,569,731
United Kingdom	2,003,182	31,663,910	—	33,667,092
United States	18,469,243	—	—	18,469,243
Total Investments	$42,015,282	$99,057,549	$—	$141,072,831

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $822.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco European Small Company Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,602,195	$4,657,531
Long-term capital gain	5,556,452	3,732,886
Total distributions	$7,158,647	$8,390,417

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$434,902
Undistributed long-term gain	2,447,444
Net unrealized appreciation — investments	25,275,414
Net unrealized appreciation — other investments	4,390
Temporary book/tax differences	(68,600)
Shares of beneficial interest	113,606,332
Total net assets	$141,699,882

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Trust to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward at period-end.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $19,676,919 and $29,813,034, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$29,071,729
Aggregate unrealized (depreciation) of investment securities	(3,796,315)
Net unrealized appreciation of investment securities	$25,275,414

Cost of investments for tax purposes is $115,797,417.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of passive foreign investment companies, on December 31, 2012, undistributed net investment income was increased by $1,339,017 and undistributed net realized gain was decreased by $1,339,017. This reclassification had no effect on the net assets of the Fund.

18                         Invesco European Small Company Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	1,871,577	$20,270,824	1,433,697	$16,631,207
Class B	27,825	286,596	35,800	396,711
Class C	231,609	2,423,090	216,710	2,433,723
Class Y	939,806	10,604,703	280,074	3,313,965

Issued as reinvestment of dividends:
Class A	416,929	4,623,659	596,914	5,724,405
Class B	32,080	338,442	54,947	502,214
Class C	65,807	694,924	85,302	780,512
Class Y	125,745	1,398,284	127,676	1,225,687

Automatic conversion of Class B shares to Class A shares:
Class A	177,683	1,903,610	101,806	1,166,642
Class B	(187,119)	(1,903,610)	(108,294)	(1,166,642)

Reacquired(b)
Class A	(2,209,577)	(23,496,394)	(3,130,987)	(35,292,307)
Class B	(180,802)	(1,845,147)	(316,700)	(3,412,905)
Class C	(349,838)	(3,522,580)	(599,088)	(6,259,147)
Class Y	(148,624)	(1,572,645)	(365,876)	(3,845,643)
Net increase (decrease) in share activity	813,101	$10,203,756	(1,588,019)	$(17,801,578)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 21% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Net of redemption fees of $3,685 allocated among the classes based on relative net assets of each class for the year ended December 31, 2011.

19                         Invesco European Small Company Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$9.33	$0.17	$2.70	$2.87	$(0.15)	$(0.49)	$(0.64)	$11.56	31.04%	$91,980	1.69	%(e)	1.70	%(e)	1.57	%(e)	18%
Year ended 12/31/11	11.51	0.18	(1.57)	(1.39)	(0.46)	(0.33)	(0.79)	9.33	(12.24)	71,829	1.66		1.67		1.59		20
Year ended 12/31/10	9.88	0.15	1.68	1.83	(0.20)	—	(0.20)	11.51	18.55	100,142	1.70		1.71		1.42		21
Year ended 12/31/09	6.52	0.14	3.43	3.57	(0.21)	—	(0.21)	9.88	55.07	109,963	1.80		1.81		1.68		43
Year ended 12/31/08	22.87	0.35	(12.60)	(12.25)	(0.47)	(3.63)	(4.10)	6.52	(52.80)	72,544	1.63		1.64		1.92		18
Class B
Year ended 12/31/12	8.89	0.08	2.58	2.66	(0.07)	(0.49)	(0.56)	10.99	30.14	6,738	2.44	(e)	2.45	(e)	0.82	(e)	18
Year ended 12/31/11	10.85	0.09	(1.48)	(1.39)	(0.24)	(0.33)	(0.57)	8.89	(12.94)	8,191	2.41		2.42		0.84		20
Year ended 12/31/10	9.35	0.07	1.59	1.66	(0.16)	—	(0.16)	10.85	17.76	13,621	2.45		2.46		0.67		21
Year ended 12/31/09	6.18	0.07	3.23	3.30	(0.13)	—	(0.13)	9.35	53.73	16,178	2.55		2.56		0.93		43
Year ended 12/31/08	21.87	0.20	(11.98)	(11.78)	(0.28)	(3.63)	(3.91)	6.18	(53.09)	12,541	2.38		2.39		1.17		18
Class C
Year ended 12/31/12	8.90	0.08	2.58	2.66	(0.07)	(0.49)	(0.56)	11.00	30.11	15,198	2.44	(e)	2.45	(e)	0.82	(e)	18
Year ended 12/31/11	10.86	0.09	(1.48)	(1.39)	(0.24)	(0.33)	(0.57)	8.90	(12.93)	12,765	2.41		2.42		0.84		20
Year ended 12/31/10	9.36	0.07	1.59	1.66	(0.16)	—	(0.16)	10.86	17.74	18,801	2.45		2.46		0.67		21
Year ended 12/31/09	6.18	0.07	3.24	3.31	(0.13)	—	(0.13)	9.36	53.89	20,556	2.55		2.56		0.93		43
Year ended 12/31/08	21.88	0.20	(11.99)	(11.79)	(0.28)	(3.63)	(3.91)	6.18	(53.15)	15,453	2.38		2.39		1.17		18
Class Y
Year ended 12/31/12	9.35	0.20	2.71	2.91	(0.18)	(0.49)	(0.67)	11.59	31.38	27,785	1.44	(e)	1.45	(e)	1.82	(e)	18
Year ended 12/31/11	11.54	0.21	(1.57)	(1.36)	(0.50)	(0.33)	(0.83)	9.35	(12.01)	13,842	1.41		1.42		1.84		20
Year ended 12/31/10	9.90	0.17	1.69	1.86	(0.22)	—	(0.22)	11.54	18.89	16,609	1.45		1.46		1.67		21
Year ended 12/31/09	6.53	0.16	3.44	3.60	(0.23)	—	(0.23)	9.90	55.19	12,514	1.55		1.56		1.93		43
Year ended 12/31/08(f)	14.54	0.04	(3.95)	(3.91)	(0.47)	(3.63)	(4.10)	6.53	(25.69)	6,441	1.67	(g)	1.67	(g)	1.90	(g)	18

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended prior to January 1, 2012.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s) of $79,367, $7,748, $13,366 and $17,737 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

20                         Invesco European Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco European Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco European Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

21                         Invesco European Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,196.30	$9.11	$1,016.84	$8.36	1.65%
B	1,000.00	1,192.70	13.23	1,013.07	12.14	2.40
C	1,000.00	1,192.50	13.23	1,013.07	12.14	2.40
Y	1,000.00	1,198.50	7.74	1,018.10	7.10	1.40

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

22                         Invesco European Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Dividends	$5,556,452
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco European Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco European Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco European Small Company Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 ESC-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012

Invesco Global Core Equity Fund

Nasdaq: A: AWSAX ¡ B: AWSBX ¡ C: AWSCX ¡ R: AWSRX ¡ Y: AWSYX ¡ R5: AWSIX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investor’s attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco Global Core Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our fund’s shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Global Core Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Global Core Equity Fund underperformed the MSCI World Index and the Lipper Global Large-Cap Core Funds Index. Stock selection during the volatile fiscal year was a hindrance to the Fund’s performance. Stock selection within the energy, financials and utilities sectors contributed positively to Fund performance, while holdings in the consumer discretionary, consumer staples, industrials, health care and information technology (IT) sectors detracted during the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.22%
Class B Shares	12.94
Class C Shares	12.40
Class R Shares	12.98
Class Y Shares	13.53
Class R5 Shares*	13.59
MSCI World Index‚ (Broad Market/Style-Specific Index)	15.83
Lipper Global Large-Cap Core Funds Index■ (Peer Group Index)	18.64

Source(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ■Lipper Inc.

*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

How we invest

The Fund invests primarily in stocks of mid- and large-cap global companies with a record of stable earnings and strong balance sheets that are offering attractive valuations relative to the broad market and peers. We take a bottom-up, research driven approach. We begin with a universe of global equity securities with greater than $1 billion in market capitalization and up to 10 years of financial statement information from both developed and emerging markets. We make adjustments to each company’s financial history for inflation rates and select accounting conventions to create a comparable basis for analysis. We then rank the universe using a proprietary three-factor valuation ranking model that combines a company’s implied return, price/book ratio and price/earnings ratio.

Attractively ranked companies are then subjected to rigorous fundamental research focused on evaluating the sustainability of company profitability. The most attractive stocks from the valuation screen that have also successfully passed rigorous fundamental research are candidates for inclusion in the portfolio.

At the portfolio level, we seek to achieve appropriate diversification relative to the style-specific index and take a long-term investment horizon in evaluating companies, resulting in relatively low portfolio turnover. We strive to maintain a consistent investment discipline through varying market conditions and an appropriate level of overall portfolio diversification. Individual holdings are selected based on their own merits, however, and not on projections of country or sector performance.

Our sell discipline is a replication of the security selection process in that we look to trim or liquidate positions in the portfolio based on valuation, fundamentals or portfolio design considerations.

Market conditions and your Fund

Global equity markets rebounded in the beginning of 2012 following a difficult and volatile year in 2011. Improvements in global economic indicators and continued accommodative policy measures from central banks provided support for the rally in stocks, with some of the worst performing areas of the market in recent years leading the way in the beginning of 2012. During the year, macroeconomic concerns stemming largely from Greece and Spain eased somewhat as the pro-euro party won the Greek elections and Spanish banks were provided a bailout of up to 100 billion euros. Eurozone leaders also took steps during their most recent summit to allow for the direct recapitalization of banks through the European Stability Mechanism (the bailout fund) and to move closer to a regional banking union. In addition, the European Central Bank (ECB) announced new measures to support eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to “do whatever it takes” to save the euro (although key details of the plan remain unresolved). The US Federal Reserve announced a third round of quantitative easing with a promise to continue until the labor market outlook improved materially, and the Bank of Japan took steps to increase its asset purchase program. These easing measures were well received by investors and helped to drive equity markets higher during the year.

    The Fund stayed true to its process and benefited from its quality orientation in stock selection. During the year, select

Portfolio Composition
By sector

Financials	20.6%
Information Technology	13.4
Energy	13.0
Health Care	9.7
Industrials	9.2
Materials	8.4
Consumer Discretionary	8.3
Consumer Staples	7.6
Telecommunication Services	5.3
Utilities	2.9
Money Market Funds Plus Other Assets Less Liabilities	1.6

Top 10 Equity Holdings*

1. Corning Inc.	3.1%
2. Western Digital Corp.	2.6
3. ACE Ltd.	2.4
4. Chevron Corp.	2.2
5. Asahi Group Holdings, Ltd.	2.0
6. Barclays PLC	1.9
7. Imperial Tobacco Group PLC	1.9
8. DeNA Co., Ltd.	1.8
9. JPMorgan Chase & Co.	1.8
10. Cisco Systems, Inc.	1.8

Total Net Assets	$1.2 billion

Total Number of Holdings*	119

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Global Core Equity Fund

holdings in the energy, financials and utilities sectors contributed to Fund performance. In the energy sector, one of the leading performers was Valero Energy, a US-based petroleum refining company.

    Also contributing to Fund performance was consumer discretionary sector holding Porsche. The German luxury manufacturer was the top contributor for the fourth quarter and a main contributor for the fiscal year. The company’s strong performance came on the back of its progress in a longstanding ownership saga with Volkswagen (not a Fund holding), positive legal rulings mitigating outstanding litigation expense risks and strong performance of Volkswagen shares of which Porsche owns a significant stake. We believe the stock remains undervalued with excess litigation risk priced in, despite the positive legal rulings.

    From a geographic perspective, Fund returns were aided by holdings in Australia, Canada and Germany.

    The largest detractors from Fund performance came from the consumer discretionary, consumer staples, industrials, health care and IT sectors. Within the IT sector, Hewlett Packard was one of the largest detractors for the year. The company struggled due to a year of management upheavals and disappointing earnings, mostly tied to its writing down approximately $8.8 billion of its acquisition of Autonomy (not a Fund holding).

    Geographically, the UK and Japan were the weakest performing markets for the Fund, accounting for the majority of the underperformance for the year. Japan-based Yamada Denki and Nippon Telegraph and Telephone were some of the Fund’s larger detractors for the year. Holdings in Spain also weighed on Fund returns.

    Shifts in sector and country weights, which are driven by our bottom-up stock selection approach, were relatively minor during the year. At the end of the reporting period, the Fund remained overweight in the energy and materials sectors, and underweight in the consumer discretionary, consumer staples and industrials sectors.

    From a geographic perspective, the Fund maintained an overweight exposure to Japan and a meaningful underweight position in the US – positions that were in place throughout 2012. The Fund’s underweight position in the US was a detractor from Fund performance for the year relative to its style-specific benchmark.

    Global markets ended 2012 on a strong note, with the MSCI World Index generating positive returns in six of the last seven months of the year.1 Accommodative monetary policy from global central banks is likely to continue, and market valuations remain attractive from a historic perspective. That said, underlying issues plaguing markets over the past several years such as high sovereign debt levels across the developed markets (particularly within Europe) have not been resolved, and could continue to weigh on global economic growth and add to market volatility.

    Regardless of the macroeconomic environment, the Fund’s bottom-up approach to stock selection continues to provide us with attractive investment opportunities. Our focus on building portfolios with above-average profitability and valuation characteristics has not generated satisfactory returns for the full year, but we are encouraged by progress in the third and fourth quarters and continue to believe we are positioned well for the long term. We caution investors against making investment decisions based on short-term performance.

    We welcome any new investors who joined the Fund during the year, and to all of our shareholders we say thank you for your continued investment in Invesco Global Core Equity Fund.

1	Source: Invesco, MSCI via FactSet Research Systems Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Ingrid Baker Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Core Equity Fund.
She joined Invesco in 1999. Ms. Baker earned a BA in international politics from Oberlin College and an MBA in finance from the University of Navarra.

W. Lindsay Davidson Portfolio manager, is manager of Invesco Global Core Equity Fund. He joined Invesco in 1984.
Mr. Davidson earned an economics degree from Edinburgh University.

E. Sargent McGowan Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Core Equity Fund.
He joined Invesco in 2002. Mr. McGowan earned a BS in commerce from the University of Virginia and an MBA in investment management from the University of North Carolina.

Anuja Singha Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Core Equity Fund.
She joined Invesco in 1998. Ms. Singha earned a BA in economics from Mills College and a PhD in economics from Emory University.

Stephen Thomas Chartered Financial Analyst, portfolio manager, is manager of Invesco Global Core Equity Fund.
He joined Invesco in 2000. Mr. Thomas earned a BBA in banking and finance and an MBA from the University of Mississippi.

5                Invesco Global Core Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Global Core Equity Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (12/29/00)	3.79%
10 Years	5.60
5 Years	-4.25
1 Year	6.98

Class B Shares
Inception (12/29/00)	3.80%
10 Years	5.59
5 Years	-4.11
1 Year	7.94

Class C Shares
Inception (12/29/00)	3.54%
10 Years	5.44
5 Years	-3.88
1 Year	11.40

Class R Shares
10 Years	5.94%
5 Years	-3.40
1 Year	12.98

Class Y Shares
10 Years	6.30%
5 Years	-2.97
1 Year	13.53

Class R5 Shares
10 Years	6.60%
5 Years	-2.65
1 Year	13.59

Class R shares incepted on May 23, 2011. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.27%, 1.54%, 2.02%, 1.52%, 1.02% and 0.98%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.37%, 2.12%,

2.12%, 1.62%, 1.12% and 0.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past for Class A, Class C, Class R, Class Y and Class R5 shares, performance would have been lower.

    Had the adviser not waived fees and/or reimbursed expenses on Class B shares, performance would have been lower.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2013. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers by the distributor in effect through at least June 30, 2013. See current prospectus for more information.

7                Invesco Global Core Equity Fund

Invesco Global Core Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Geographic focus risk. From time to time the Fund may invest a substantial amount of its assets in securities of issuers located in a single country or a limited number of countries. If the Fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The Fund’s investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

■	Investing in the European Union risk. Many countries in the European Union are susceptible to high economic risks associa
■

ted with high levels of debt, notably due to investments in sovereign debts of European countries such as Greece, Italy and Spain. One or more member states might exit the European Union, placing its currency and banking system in jeopardy. The European Union faces major issues involving its membership, structure, procedures and policies, including the adoption, abandonment or adjustment of the new constitutional treaty, the European Union’s enlargement to the south and east, and resolution of the European Union’s problematic fiscal and democratic accountability. Efforts of the member states to further unify their economic and monetary policies may increase the potential for the downward movement of one member state’s market to cause a similar effect on other member states’ markets. European countries that are part of the European Economic and Monetary Union may be significantly affected by the tight fiscal and monetary controls that the union seeks to impose on its members.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■	Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries.
■	The Lipper Global Large-Cap Core Funds Index is an unmanaged index considered representative of global large-cap core funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED    |    MAY LOSE VALUE    |     NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	AWSAX
Class B Shares	AWSBX
Class C Shares	AWSCX
Class R Shares	AWSRX
Class Y Shares	AWSYX
Class R5 Shares	AWSIX

8                Invesco Global Core Equity Fund

Schedule of Investments

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–98.41%
Australia–5.13%
Australia & New Zealand Banking Group Ltd.	451,118	$11,823,757
BHP Billiton Ltd.	501,875	19,621,487
Macquarie Group Ltd.	463,394	17,252,932
Telstra Corp. Ltd.	3,353,025	15,291,644
		63,989,820

Brazil–0.88%
Banco do Brasil S.A.	133,300	1,697,118
Companhia Paranaense de Energia–Copel–Class B Preference Shares	109,400	1,682,018
PDG Realty S.A. Empreendimentos e Participacoes	542,900	895,722
Petroleo Brasileiro S.A.–ADR	129,896	2,529,075
Telefonica Brasil S.A.–Preference Shares	69,100	1,663,019
Vale S.A.–ADR	120,265	2,520,754
		10,987,706

Canada–2.35%
Barrick Gold Corp.	467,774	16,407,667
Toronto-Dominion Bank (The)	153,081	12,914,812
		29,322,479

China–1.27%
China Agri-Industries Holdings Ltd.	2,210,000	1,242,913
China Communications Construction Co. Ltd.–Class H	2,036,000	1,999,431
China Construction Bank Corp.–Class H	3,146,196	2,564,345
China Minsheng Banking Corp., Ltd.–Class H	1,470,500	1,738,672
China Mobile Ltd.	339,500	3,977,135
CNOOC Ltd.	1,316,575	2,891,083
KWG Property Holding Ltd.	1,793,000	1,359,631
		15,773,210

France–6.33%
BNP Paribas S.A.	302,493	17,043,555
Bouygues S.A.	455,274	13,418,851
Sanofi	171,344	16,242,664
Total S.A.	352,363	18,229,833
Vallourec S.A.	269,478	14,040,641
		78,975,544

Germany–3.97%
Deutsche Lufthansa AG	882,310	16,577,066
Porsche Automobil Holding SE–Preference Shares	270,078	21,998,525
Salzgitter AG	209,813	10,928,867
		49,504,458

Hong Kong–2.48%
Cheung Kong (Holdings) Ltd.	763,000	11,811,213
First Pacific Co. Ltd.	792,000	874,482
Standard Chartered PLC	720,691	18,273,618
		30,959,313

India–0.61%
Canara Bank Ltd.	221,137	2,011,660
Grasim Industries Ltd.	29,800	1,721,232

	Shares	Value
India–(continued)
Oil and Natural Gas Corp. Ltd.	315,366	$1,556,172
Tata Motors Ltd.	406,499	2,319,701
		7,608,765

Indonesia–0.12%
PT Telekomunikasi Indonesia Persero Tbk	1,573,500	1,457,001

Ireland–0.00%
Irish Bank Resolution Corp. Ltd.(a)	102,453	0

Italy–1.03%
Eni S.p.A.	522,924	12,894,912

Japan–12.10%
Asahi Group Holdings, Ltd.	1,148,800	24,326,750
DeNA Co., Ltd.(b)	691,900	22,720,107
JSR Corp.	635,700	11,993,678
Mitsubishi Corp.	608,531	11,681,505
Mitsubishi UFJ Financial Group, Inc.	2,872,131	15,434,849
Nippon Telegraph & Telephone Corp.	342,000	14,347,085
Nippon Yusen Kabushiki Kaisha	3,899,000	9,164,057
Nissan Motor Co., Ltd(b)	2,006,504	19,019,381
Seven & I Holdings Co., Ltd.	383,200	10,764,938
Yamada Denki Co., Ltd.(b)	297,040	11,439,516
		150,891,866

Mexico–0.18%
America Movil S.A.B. de C.V.–Series L	1,937,000	2,243,548

Norway–2.30%
Statoil A.S.A.	439,075	11,014,121
Yara International A.S.A.	355,548	17,641,559
		28,655,680

Poland–0.18%
KGHM Polska Miedz S.A.	35,479	2,207,922

Russia–0.60%
Magnitogorsk Iron & Steel Works– REGS–GDR(c)	247,026	1,096,151
Rosneft Oil Co.–REGS–GDR(c)	309,525	2,794,782
Sberbank of Russia–ADR	145,406	1,807,436
JSFC Sistema–REGS–GDR(c)	88,315	1,789,390
		7,487,759

South Africa–0.72%
Sasol Ltd.	51,794	2,254,981
Standard Bank Group Ltd.	141,424	2,006,785
Steinhoff International Holdings Ltd.	836,553	2,741,828
Tiger Brands Ltd.	51,774	1,999,224
		9,002,818

South Korea–1.53%
Dongbu Insurance Co., Ltd.	46,947	2,032,735
Hyundai Department Store Co., Ltd.	5,859	878,060
Hyundai Mipo Dockyard Co., Ltd.	15,027	1,814,677
Hyundai Mobis	11,932	3,255,052
KT&G Corp.	31,620	2,411,871
POSCO	4,998	1,643,672
Samsung Electronics Co., Ltd.	2,506	3,607,458

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Core Equity Fund

	Shares	Value
South Korea–(continued)
Shinhan Financial Group Co., Ltd.	52,530	$1,921,819
SK Telecom Co., Ltd. -ADR(b)	92,592	1,465,731
		19,031,075

Spain–1.70%
Iberdrola S.A.	1,943,264	10,831,868
Telefonica S.A.	767,431	10,416,394
		21,248,262

Switzerland–3.09%
ABB Ltd.	607,845	12,609,518
Swisscom AG	30,248	13,033,609
Zurich Insurance Group AG	48,473	12,949,242
		38,592,369

Taiwan–0.49%
Hon Hai Precision Industry Co., Ltd.	574,000	1,769,831
Powertech Technology Inc.	642,320	1,054,277
TPK Holding Co. Ltd.	51,000	911,104
Unimicron Technology Corp.	1,272,000	1,356,675
Wistron Corp.	1,018,900	1,061,824
		6,153,711

Thailand–0.31%
Bangkok Bank PCL–NVDR	343,100	2,203,222
PTT PCL	152,400	1,672,329
		3,875,551

Turkey–0.12%
Asya Katilim Bankasi AS(a)	1,239,276	1,544,422

United Arab Emirates–0.17%
Dragon Oil PLC	228,933	2,075,265

United Kingdom–8.97%
Barclays PLC	5,438,441	23,491,780
Eurasian Natural Resources Corp.	227,682	1,095,695
Gazprom OAO–ADR	162,164	1,554,970
GlaxoSmithKline PLC	490,740	10,657,695
Imperial Tobacco Group PLC	599,543	23,157,676
National Grid PLC	1,079,264	12,365,777
Rio Tinto PLC	299,295	17,445,486
Royal Dutch Shell PLC–Class B	623,123	22,059,894
		111,828,973

United States–41.78%
3M Co.	145,784	13,536,044
ACE Ltd.	373,890	29,836,422
Apache Corp.	113,250	8,890,125

	Shares	Value
United States–(continued)
Archer–Daniels–Midland Co.	667,257	$18,276,169
Bank of America Corp.	1,192,806	13,836,550
Best Buy Co., Inc.	500,405	5,929,799
Chevron Corp.	251,371	27,183,260
Cisco Systems, Inc.	1,122,832	22,063,649
Coach, Inc.	279,008	15,487,734
ConocoPhillips	293,342	17,010,903
Corning Inc.	3,042,973	38,402,319
Energen Corp.	248,141	11,188,678
Energizer Holdings, Inc.	150,406	12,029,472
GameStop Corp.–Class A(b)	793,223	19,901,965
General Dynamics Corp.	296,136	20,513,341
Gilead Sciences, Inc.(a)	280,196	20,580,396
Hewlett–Packard Co.	599,818	8,547,406
Johnson & Johnson	298,381	20,916,508
JPMorgan Chase & Co.	509,399	22,398,274
Merck & Co., Inc.	518,485	21,226,776
Microsoft Corp.	422,592	11,295,884
NASDAQ OMX Group, Inc. (The)	607,793	15,200,903
Oracle Corp.	636,462	21,206,914
Phillips 66	170,386	9,047,497
PNC Financial Services Group, Inc.	247,520	14,432,891
Stryker Corp.	206,667	11,329,485
Valero Energy Corp.	534,999	18,254,166
WellPoint, Inc.	321,292	19,573,109
Western Digital Corp.	775,195	32,938,035
		521,034,674
Total Common Stocks & Other Equity Interests (Cost $1,093,745,119)		1,227,347,103

Money Market Funds–1.67%
Liquid Assets Portfolio–Institutional Class(d)	10,424,729	10,424,729
Premier Portfolio–Institutional Class(d)	10,424,729	10,424,729
Total Money Market Funds (Cost $20,849,458)		20,849,458
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.08% (Cost $1,114,594,577)		1,248,196,561

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.64%
Liquid Assets Portfolio–Institutional Class (Cost $45,315,809)(d)(e)	45,315,809	45,315,809
TOTAL INVESTMENTS–103.72% (Cost $1,159,910,386)		1,293,512,370
OTHER ASSETS LESS LIABILITIES–(3.72)%		(46,364,284)
NET ASSETS–100.00%		$1,247,148,086

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REGS	– Regulation S

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at December 31, 2012.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at December 31, 2012 was $5,680,323, which represented less than 1% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Core Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $1,093,745,119)*	$1,227,347,103
Investments in affiliated money market funds, at value and cost	66,165,267
Total investments, at value (Cost $1,159,910,386)	1,293,512,370
Foreign currencies, at value (Cost $200,316)	192,448
Receivable for:
Investments sold	1,833,152
Fund shares sold	439,931
Dividends	2,418,786
Deposits with sub custodian (Cost $1,261,830)	1,270,889
Investment for trustee deferred compensation and retirement plans	72,822
Other assets	41,804
Total assets	1,299,782,202

Liabilities:
Payable for:
Fund shares reacquired	5,054,173
Amount due custodian	16,453
Collateral upon return of securities loaned	45,315,809
Accrued fees to affiliates	1,459,797
Accrued other operating expenses	536,488
Trustee deferred compensation and retirement plans	251,396
Total liabilities	52,634,116
Net assets applicable to shares outstanding	$1,247,148,086

Net assets consist of:
Shares of beneficial interest	$1,339,500,410
Undistributed net investment income	(48,528)
Undistributed net realized gain (loss)	(225,929,846)
Unrealized appreciation	133,626,050
$1,247,148,086

Net Assets:
Class A	$1,038,231,703
Class B	$56,812,698
Class C	$134,387,489
Class R	$794,271
Class Y	$16,646,483
Class R5	$275,442

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	81,357,472
Class B	4,638,869
Class C	10,955,027
Class R	62,249
Class Y	1,304,688
Class R5	21,351
Class A:
Net asset value per share	$12.76
Maximum offering price per share
(Net asset value of $12.76 ÷ 94.50%)	$13.50
Class B:
Net asset value and offering price per share	$12.25
Class C:
Net asset value and offering price per share	$12.27
Class R:
Net asset value and offering price per share	$12.76
Class Y:
Net asset value and offering price per share	$12.76
Class R5:
Net asset value and offering price per share	$12.90

*	At December 31, 2012, securities with an aggregate value of $43,598,716 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Core Equity Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $2,219,941)	$40,116,219
Dividends from affiliated money market funds (includes securities lending income of $841,037)	876,422
Interest	180,386
Total investment income	41,173,027

Expenses:
Advisory fees	10,434,174
Administrative services fees	350,859
Custodian fees	327,436
Distribution fees:
Class A	2,762,897
Class B	823,389
Class C	1,535,619
Class R	3,659
Transfer agent fees — A, B, C, R and Y	3,177,163
Transfer agent fees — R5	299
Trustees’ and officers’ fees and benefits	81,478
Other	495,507
Total expenses	19,992,480
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,663,163)
Net expenses	18,329,317
Net investment income	22,843,710

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of tax on the sale of foreign investments of $56,540)	(10,442,917)
Foreign currencies	(98,307)
(10,541,224)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $(146,823))	154,945,859
Foreign currencies	36,328
154,982,187
Net realized and unrealized gain	144,440,963
Net increase in net assets resulting from operations	$167,284,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Core Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$22,843,710	$14,860,869
Net realized gain (loss)	(10,541,224)	(12,593,053)
Change in net unrealized appreciation (depreciation)	154,982,187	(304,158,188)
Net increase (decrease) in net assets resulting from operations	167,284,673	(301,890,372)

Distributions to shareholders from net investment income:
Class A	(19,686,280)	(12,870,731)
Class B	(947,539)	(1,072,684)
Class C	(1,489,729)	(1,002,451)
Class R	(12,527)	(6,014)
Class Y	(369,595)	(322,155)
Class R5	(5,832)	(3,224)
Total distributions from net investment income	(22,511,502)	(15,277,259)

Distributions to shareholders from net realized gains:
Class A	(105,971)	—
Class B	(6,138)	—
Class C	(14,474)	—
Class R	(80)	—
Class Y	(1,739)	—
Class R5	(27)	—
Total distributions from net realized gains	(128,429)	—

Share transactions–net:
Class A	(274,483,600)	1,382,892,765
Class B	(66,755,257)	132,120,004
Class C	(59,172,602)	205,938,884
Class R	56,198	785,856
Class Y	(10,289,779)	31,363,437
Class R5	(44,216)	259,501
Net increase (decrease) in net assets resulting from share transactions	(410,689,256)	1,753,360,447
Net increase (decrease) in net assets	(266,044,514)	1,436,192,816

Net assets:
Beginning of year	1,513,192,600	76,999,784
End of year (includes undistributed net investment income of $(48,528) and $(256,789), respectively)	$1,247,148,086	$1,513,192,600

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Global Core Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco

13                         Invesco Global Core Equity Fund

Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors

14                         Invesco Global Core Equity Fund

include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund had a 2% redemption fee that was retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, was imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

L.

Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon

15                         Invesco Global Core Equity Fund

price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.80%
Next $250 million	0.78%
Next $500 million	0.76%
Next $1.5 billion	0.74%
Next $2.5 billion	0.72%
Next $2.5 billion	0.70%
Next $2.5 billion	0.68%
Over $10 billion	0.66%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B (after 12b-1 waivers), Class C, Class R, Class Y and Class R5 shares to 1.25%, 1.52% (after 12b-1 waivers), 2.00%, 1.50%, 1.00% and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $37,339 and reimbursed class level expenses of $994,630, $74,104, $138,204, $658 and $18,572 for Class A, Class B, Class C, Class R and Class Y shares in proportion to the relative net assets of such classes.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed to limit Rule 12b-1 plan fees on Class B shares to 0.52% of average daily net assets through at least June 30, 2013. 12b-1 fees before fee waivers incurred under the Plan are detailed in the Statement of Operations of Distribution fees. For the year ended December 31, 2012, 12b-1 fees incurred for Class B shares were $428,162 after fee waivers of $395,227.

16                         Invesco Global Core Equity Fund

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $48,340 in front-end sales commissions from the sale of Class A shares and $6,352, $116,958 and $5,837 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $233,545,432, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$63,989,820	$—	$63,989,820
Brazil	5,049,829	5,937,877	—	10,987,706
Canada	29,322,479	—	—	29,322,479
China	—	15,773,210	—	15,773,210
France	14,040,641	64,934,903	—	78,975,544
Germany	16,577,066	32,927,392	—	49,504,458
Hong Kong	—	30,959,313	—	30,959,313
India	—	7,608,765	—	7,608,765
Indonesia	—	1,457,001	—	1,457,001
Ireland	—	—	0	0
Italy	—	12,894,912	—	12,894,912
Japan	35,091,688	115,800,178	—	150,891,866
Mexico	2,243,548	—	—	2,243,548
Norway	—	28,655,680	—	28,655,680
Poland	—	2,207,922	—	2,207,922
Russia	—	7,487,759	—	7,487,759
South Africa	—	9,002,818	—	9,002,818
South Korea	1,465,731	17,565,344	—	19,031,075
Spain	—	21,248,262	—	21,248,262
Switzerland	—	38,592,369	—	38,592,369
Taiwan	—	6,153,711	—	6,153,711
Thailand	—	3,875,551	—	3,875,551
Turkey	—	1,544,422	—	1,544,422
United Arab Emirates	—	2,075,265	—	2,075,265
United Kingdom	—	111,828,973	—	111,828,973
United States	587,199,941	—	—	587,199,941
Total Investments	$690,990,923	$602,521,447	$0	$1,293,512,370

17                         Invesco Global Core Equity Fund

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,429.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

During the year ended December 31, 2012, the Fund paid legal fees of $21 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$22,519,425	$14,863,174
Long-term capital gain	120,506	414,085
Total distributions	$22,639,931	$15,277,259

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$233,509
Net unrealized appreciation — investments	128,372,246
Net unrealized appreciation — other investments	24,066
Temporary book/tax differences	(242,718)
Post-October deferrals	(35,364)
Late-year ordinary loss deferrals	(39,318)
Capital loss carryforward	(220,664,745)
Shares of beneficial interest	1,339,500,410
Total net assets	$1,247,148,086

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18                         Invesco Global Core Equity Fund

The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2016	$156,101,515	$—	$156,101,515
December 31, 2017	32,365,124	—	32,365,124
Not subject to expiration	26,371,373	5,826,733	32,198,106
	$214,838,012	$5,826,733	$220,664,745

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Global Dividend Growth Securities Fund, Invesco Global Fund, Invesco Van Kampen Global Equity Allocation Fund and Invesco Van Kampen Global Franchise Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $304,755,651 and $719,985,970, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$184,586,320
Aggregate unrealized (depreciation) of investment securities	(56,214,074)
Net unrealized appreciation of investment securities	$128,372,246

Cost of investments for tax purposes is $1,165,140,124.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions, realized foreign capital gain taxes and fair funds settlements, on December 31, 2012, undistributed net investment income was decreased by $123,947 and undistributed net realized gain (loss) was increased by $123,947. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Global Core Equity Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	2,138,267	$25,952,623	2,544,323	$31,740,704
Class B	26,517	311,731	67,258	824,011
Class C	217,700	2,533,806	389,671	4,638,575
Class R(b)	7,712	93,581	7,087	85,564
Class Y	390,816	4,757,043	291,554	3,662,289
Class R5	4,643	58,097	22,697	258,766

Issued as reinvestment of dividends:
Class A	1,445,343	17,994,533	1,004,337	11,749,804
Class B	75,270	899,472	89,622	1,009,005
Class C	111,934	1,339,851	80,509	908,422
Class R	1,013	12,607	515	6,014
Class Y	25,580	318,473	24,137	282,033
Class R5	434	5,452	252	2,980

Automatic conversion of Class B shares to Class A shares:
Class A	3,540,698	42,781,734	2,535,801	30,942,917
Class B	(3,693,245)	(42,781,734)	(2,642,806)	(30,942,917)

Issued in connection with acquisitions:(c)
Class A	—	—	125,068,865	1,689,820,674
Class B	—	—	15,457,247	200,483,723
Class C	—	—	22,438,897	291,205,521
Class R	—	—	62,480	843,819
Class Y	—	—	4,738,188	64,064,727
Class R5	—	—	589	8,035

Reacquired:(d)
Class A	(29,855,408)	(361,212,490)	(31,313,935)	(381,361,334)
Class B	(2,164,602)	(25,184,726)	(3,329,529)	(39,253,818)
Class C	(5,444,212)	(63,046,259)	(7,713,514)	(90,813,634)
Class R	(4,089)	(49,990)	(12,469)	(149,541)
Class Y	(1,262,853)	(15,365,295)	(2,955,251)	(36,645,612)
Class R5	(8,729)	(107,765)	(793)	(10,280)
Net increase (decrease) in share activity	(34,447,211)	$(410,689,256)	126,855,732	$1,753,360,447

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of May 23, 2011.
(c)	As of the opening of business on May 23, 2011, the Fund acquired all of the net assets of Invesco Global Dividend Growth Securities Fund, Invesco Global Fund, Invesco Van Kampen Global Equity Allocation Fund and Invesco Van Kampen Global Franchise Fund (the “Target Funds”) pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of the Target Funds on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 167,766,266 shares of the Fund for 35,013,132 shares outstanding of Invesco Global Dividend Growth Securities Fund, 1,577,538 shares outstanding of Invesco Global Fund, 11,100,636 shares outstanding of Invesco Van Kampen Global Equity Allocation Fund and 85,382,546 shares outstanding of Invesco Van Kampen Global Franchise Fund as of the close of business on May 20, 2011. Each class of shares of the Target Funds, with the exception of Class B Shares of Invesco Global Dividend Growth Securities Fund and Invesco Van Kampen Global Equity Allocation Fund, were exchanged for the like class of shares of the Fund based on the relative net asset value of the Target Funds to the net asset value of the Fund on the close of business, May 20, 2011. Class B Shares of Invesco Global Dividend Growth Securities Fund and Invesco Van Kampen Global Equity Allocation Fund were exchanged for Class A Shares of the Fund. Invesco Global Dividend Growth Securities Fund’s net assets at that date of $359,012,195, including $56,889,566 of unrealized appreciation, Invesco Global Fund’s net assets at that date of $17,754,131, including $1,508,865 of unrealized appreciation, Invesco Van Kampen Global Equity Allocation Fund’s net assets at that date of $196,249,902, including $25,187,697 of unrealized appreciation, and Invesco Van Kampen Global Franchise Fund’s net assets at that date of $1,673,410,271, including $192,749,625 of unrealized appreciation were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $73,994,151 and $2,320,420,649 immediately after the acquisition.
The pro forma results of operations for the year ended December 31, 2011 assuming the reorganization had been completed on January 1, 2011, the beginning of the annual reporting period are as follows:

Net investment income	$44,611,455
Net realized/unrealized gains (losses)	(82,848,605)
Change in net assets resulting from operations	$(38,237,150)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that has been included in the Fund’s Statement of Operations since May 23, 2011.
(d)	Net of redemption fees of $123 and $54,242 allocated among the classes based on relative net assets of each class for the years ended December 31, 2012 and 2011, respectively.

20                         Invesco Global Core Equity Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$11.49	$0.21	$1.30	$1.51	$(0.24)	$(0.00)	$(0.24)	$12.76	13.22%	$1,038,232	1.25	%(e)	1.34	%(e)	1.77	%(e)	23%
Year ended 12/31/11	13.12	0.17	(1.63)	(1.46)	(0.17)	—	(0.17)	11.49	(11.21)	1,195,593	1.26		1.35		1.42		104
Year ended 12/31/10	12.36	0.10	0.74	0.84	(0.08)	—	(0.08)	13.12	6.85	55,730	1.78		1.78		0.84		35
Year ended 12/31/09	9.56	0.12	2.76	2.88	(0.08)	—	(0.08)	12.36	30.08	65,333	1.93		1.93		1.10		43
Year ended 12/31/08	15.75	0.12	(6.27)	(6.15)	(0.04)	—	(0.04)	9.56	(39.03)	60,767	1.58		1.59		0.96		146
Class B
Year ended 12/31/12	11.03	0.17	1.25	1.42	(0.20)	(0.00)	(0.20)	12.25	12.94	56,813	1.52	(e)	2.09	(e)	1.50	(e)	23
Year ended 12/31/11	12.63	0.13	(1.59)	(1.46)	(0.14)	—	(0.14)	11.03	(11.60)	114,607	1.55		2.10		1.13		104
Year ended 12/31/10	11.95	0.01	0.71	0.72	(0.04)	—	(0.04)	12.63	6.03	9,509	2.53		2.53		0.09		35
Year ended 12/31/09	9.26	0.04	2.65	2.69	—	—	—	11.95	29.05	13,360	2.68		2.68		0.35		43
Year ended 12/31/08	15.37	0.03	(6.10)	(6.07)	(0.04)	—	(0.04)	9.26	(39.48)	15,675	2.33		2.34		0.21		146
Class C
Year ended 12/31/12	11.04	0.12	1.24	1.36	(0.13)	(0.00)	(0.13)	12.27	12.40	134,387	2.00	(e)	2.09	(e)	1.02	(e)	23
Year ended 12/31/11	12.63	0.08	(1.56)	(1.48)	(0.11)	—	(0.11)	11.04	(11.82)	177,330	2.01		2.10		0.67		104
Year ended 12/31/10	11.96	0.01	0.70	0.71	(0.04)	—	(0.04)	12.63	5.95	11,042	2.53		2.53		0.09		35
Year ended 12/31/09	9.26	0.04	2.66	2.70	—	—	—	11.96	29.16	12,900	2.68		2.68		0.35		43
Year ended 12/31/08	15.38	0.03	(6.11)	(6.08)	(0.04)	—	(0.04)	9.26	(39.52)	12,604	2.33		2.34		0.21		146
Class R
Year ended 12/31/12	11.48	0.18	1.30	1.48	(0.20)	(0.00)	(0.20)	12.76	12.98	794	1.50	(e)	1.59	(e)	1.52	(e)	23
Year ended 12/31/11(f)	13.30	0.09	(1.80)	(1.71)	(0.11)	—	(0.11)	11.48	(12.89)	661	1.50	(g)	1.59	(g)	1.18	(g)	104
Class Y
Year ended 12/31/12	11.49	0.24	1.31	1.55	(0.28)	(0.00)	(0.28)	12.76	13.53	16,646	1.00	(e)	1.09	(e)	2.02	(e)	23
Year ended 12/31/11	13.11	0.20	(1.63)	(1.43)	(0.19)	—	(0.19)	11.49	(10.99)	24,711	1.01		1.10		1.67		104
Year ended 12/31/10	12.36	0.13	0.74	0.87	(0.12)	—	(0.12)	13.11	7.05	689	1.53		1.53		1.09		35
Year ended 12/31/09	9.56	0.14	2.76	2.90	(0.10)	—	(0.10)	12.36	30.39	663	1.68		1.68		1.35		43
Year ended 12/31/08(f)	11.29	0.02	(1.71)	(1.69)	(0.04)	—	(0.04)	9.56	(14.95)	345	1.67	(g)	1.67	(g)	0.87	(g)	146
Class R5
Year ended 12/31/12	11.61	0.25	1.32	1.57	(0.28)	(0.00)	(0.28)	12.90	13.59	275	0.96	(e)	0.96	(e)	2.06	(e)	23
Year ended 12/31/11	13.21	0.20	(1.61)	(1.41)	(0.19)	—	(0.19)	11.61	(10.76)	290	0.96		0.96		1.72		104
Year ended 12/31/10	12.45	0.17	0.75	0.92	(0.16)	—	(0.16)	13.21	7.45	30	1.23		1.23		1.38		35
Year ended 12/31/09	9.61	0.17	2.82	2.99	(0.15)	—	(0.15)	12.45	31.17	11	1.24		1.24		1.79		43
Year ended 12/31/08	15.77	0.22	(6.34)	(6.12)	(0.04)	—	(0.04)	9.61	(38.79)	118	0.97		0.98		1.57		146

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended December 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $1,736,154,552 and sold of $1,280,761,748 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Global Dividend Growth Securities Fund, Invesco Global Fund, Invesco Van Kampen Global Equity Allocation Fund and Invesco Van Kampen Global Franchise Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s) of $1,105,159, $82,339, $153,562, $732, $20,636 and $299 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	Commencement date of May 23, 2011 and October 3, 2008 for Class R and Class Y shares, respectively.
(g)	Annualized.

21                         Invesco Global Core Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Global Core Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Global Core Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

22                         Invesco Global Core Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[2]
A	$1,000.00	$1,122.40	$6.65	$1,018.87	$6.33	1.25%
B	1,000.00	1,121.30	8.09	1,017.51	7.69	1.52
C	1,000.00	1,117.90	10.63	1,015.10	10.12	2.00
R	1,000.00	1,121.00	7.98	1,017.61	7.59	1.50
Y	1,000.00	1,123.60	5.32	1,020.12	5.06	1.00
R5	1,000.00	1,123.30	5.16	1,020.28	4.91	0.97

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23                         Invesco Global Core Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year—end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Dividends	$120,507
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	54.14%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Global Core Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Global Core Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Global Core Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 GCE-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders	December 31, 2012
Invesco International Small Company Fund
Nasdaq: A: IEGAX ▪ B: IEGBX ▪ C: IEGCX ▪ Y: IEGYX ▪ R5: IEGIX ▪ R6: IEGFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

2                Invesco International Small Company Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco International Small Company Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco International Small Company Fund, at net asset value (NAV), delivered double-digit gains but underperformed its style-specific index, the MSCI World Ex-US Small Cap Index. The Fund’s high single-digit cash position throughout the year detracted from performance as markets rebounded at the end of the reporting period.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	16.24%
Class B Shares	15.38
Class C Shares	15.38
Class Y Shares	16.56
Class R5 Shares*	16.66
Class R6 Shares**	16.38
MSCI EAFE Index‚ (Broad Market Index)	17.32
MSCI World Ex-US Small Cap Index¡ (Style-Specific Index)	17.48
Lipper International Small/Mid-Cap Growth Funds Index¡ (Peer Group Index)	23.38

Source	(s): ‚Invesco, MSCI via FactSet Research Systems Inc.; ¡ Lipper Inc.
*	Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.
**	Share class incepted during the reporting period. See page 6 for a detailed explanation of Fund performance.

How we invest

When selecting stocks for your Fund, we use a disciplined investment strategy that emphasizes fundamental research, supported by both quantitative analysis and portfolio construction techniques. Our EQV (earnings, quality, valuation) strategy focuses primarily on identifying quality companies that have experienced, or exhibit the potential for, accelerated or above-average earnings growth, but whose stock prices do not fully reflect these attributes.

While research responsibilities within the portfolio management team are focused by geographic region, we select investments for the Fund using a bottom-up investment approach, which means we construct the Fund primarily on a stock-by-stock basis. We focus on the strengths of individual companies rather than sectors, countries or market-cap trends. Under normal circumstances, the Fund invests the bulk of its assets, plus any borrowings for investment purposes, in securities of small international issuers. The Fund is non-diversified, which means it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

We believe disciplined sell decisions are key to successful investing. We consider selling a stock for one of the following reasons:

■	A company’s fundamentals deteriorate, or it posts disappointing earnings.
■	A stock appears overvalued.
■	A more attractive investment opportunity becomes available.

Market conditions and your Fund

Global equity markets rebounded in the beginning of 2012 following a difficult and volatile year in 2011. Improvements in global economic indicators and continued accommodative policy measures from central banks provided support for the rally in stocks, with some of the worst performing areas of the market in recent years leading the way in the beginning of 2012.

    During the year, macroeconomic concerns stemming largely from Greece and Spain eased somewhat as the pro-euro party won the Greek elections and Spanish banks were provided a bailout of up to 100 billion euros. Eurozone leaders also took steps during their most recent summit to allow for the direct recapitalization of banks through the European Stability Mechanism (the bailout fund) and to move closer to a regional banking union. In addition, the European Central Bank (ECB) announced new measures to support eurozone economies through potentially unlimited purchases of sovereign debt, with ECB President Mario Draghi pledging to “do whatever it takes” to save the euro (although key details of the plan remain unresolved). The US Federal Reserve announced a third round of quantitative easing with a promise to continue until the labor market outlook improved materially, and the Bank of Japan took steps to increase its asset purchase program. These easing measures were well received by investors and helped to drive equity markets higher during the year.

    In terms of performance during the fiscal year, the Fund delivered double-digit gains in seven of its nine invested sectors. The largest contribution to absolute results came from holdings in the utilities, industrials and financials sectors. Relative performance versus the style-specific index was supported by

Portfolio Composition By sector

Energy	16.7%
Financials	14.4
Industrials	13.4
Consumer Discretionary	11.5
Utilities	8.3
Information Technology	8.1
Health Care	6.1
Consumer Staples	5.3
Materials	3.9
Money Market Funds Plus Other Assets Less Liabilities	12.3

Top 10 Holdings*

1. First Gen Corp.	4.7%
2. IGB Corp. Berhad	3.7
3. First Pacific Co. Ltd.	2.9
4. Total Energy Services Inc.	2.9
5. TGS Nopec Geophysical Co. A.S.A.	2.1
6. Manila Water Co.	2.0
7. DCC PLC	1.9
8. Paramount Resources Ltd.- Class A	1.9
9. Glentel, Inc.	1.8
10. Aryzta AG	1.8

Top Five Countries*

1. Canada	24.5%
2. United Kingdom	14.5
3. Philippines	8.3
4. Malaysia	6.2
5. Norway	4.9

Total Net Assets	$531.0 million

Total Number of Holdings*	73

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco International Small Company Fund

strong stock selection in the materials sector enabling the Fund to meaningfully outperform the index in this sector. An underweight exposure to this relatively weak sector was supportive on a relative basis as well. A leading contributor to overall Fund performance was Koza Anadolu Metal Madencilik, a Turkish holding company whose main asset is a listed gold mining company. Koza offered a double discount last year. The underlying asset was very cheap despite excellent fundamentals, and Koza was trading at a greater than 70% discount to its NAV. During the year the gold miner did very well and the NAV discount shrunk to below 30%. We cut our position pretty materially over the reporting period, given performance.

    Relative results were also supported by stock selection in the utilities and industrials sectors. In the utilities sector, particular strength was seen in Fund holdings in the Philippines, including First Generation Corporation and Manila Water Company. In the industrials sectors, strong results were seen in Fund holdings in Brazil, Italy and Ireland.

    The Fund’s cash exposure increased over the year as we trimmed or sold out of certain holdings, taking profits. This higher-than-average cash position detracted from Fund performance as markets rebounded at the end of the reporting period. It is important to note that we do not use cash for “top-down” tactical asset allocation purposes. Historically, when the portfolio’s cash position has been higher than average, it has reflected a lack of good EQV investment opportunities in the marketplace, rather than an overall negative opinion on markets. However, concerns about further downside risk led us to be cautious investors throughout the reporting period.

    Although the Fund delivered solid gains across all invested sectors, relative results lagged across the financials, consumer discretionary and energy sectors. Under-performance in these sectors was driven not by what the Fund owned, but rather by what the Fund did not own. From a regional perspective, select holdings in the UK and Canada were a drag on relative results. Fund exposure in Malaysia, which was down for the year, detracted as well. The style-specific index does not have any exposure to the Malaysian market.

    Again, the Fund’s positioning is driven by our stock selection process as opposed to top-down allocation decisions. Over the year, the Fund’s health care, financials and utilities sector holdings saw modest increases as we identified and added opportunistically to these segments. In contrast, we trimmed or sold out of several holdings in the industrials and consumer discretionary sectors, decreasing our exposure to these sectors down over the year.

    Geographically, the UK and Canada represented over a third of the Fund’s investments with the remainder comprised of diverse exposure to smaller countries from over a dozen across Asia, Latin America and Europe.

    We primarily focus on companies that have well-capitalized balance sheets, with limited to no debt. Strong balance sheets give companies flexibility, which is always valuable but particularly so in today’s uncertain environment. As always, we have continued to emphasize strong cash flow generation and attractive valuations.

    Over the year, the Fund at NAV, has experienced double-digit returns. While we are pleased to provide shareholders with this strong performance, it would be imprudent for us to suggest that such a level of performance is sustainable over the long term. With market volatility likely to continue for some time, our focus remains on ensuring that our portfolio is comprised of high-quality, reasonably valued companies capable of sustained earnings growth. We believe that this balanced EQV-focused approach may help deliver attractive returns over the long term.

    We welcome new investors in the Fund and express our appreciation to all our shareholders for your continued investment in Invesco International Small Company Fund.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Steve Cao Chartered Financial Analyst, portfolio manager, is lead manager of Invesco International Small
Company Fund with respect to the Fund’s investments in Asia Pacific and Latin America. He joined Invesco in 1997. Mr. Cao earned a BA in English from the Tianjin Foreign Language Institute and an MBA from Texas A&M University. He is also a Certified Public Accountant.

Jason Holzer Chartered Financial Analyst, portfolio manager, is lead manager of Invesco International Small
Company Fund with respect to the Fund’s investments in Europe and Canada. He joined Invesco in 1996. Mr. Holzer earned a BA in quantitative economics and an MS in engineering economic systems from Stanford University.

Borge Endresen Chartered Financial Analyst, portfolio manager, is manager of Invesco International Small Company Fund.
He joined Invesco in 1999. Mr. Endresen earned a BS in finance from the University of Oregon and an MBA from The University of Texas at Austin.

5                Invesco International Small Company Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco International Small Company Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	10.92%
10 Years	17.86
5 Years	0.28
1 Year	9.87

Class B Shares
Inception (8/31/00)	10.92%
10 Years	17.84
5 Years	0.29
1 Year	10.38

Class C Shares
Inception (8/31/00)	10.64%
10 Years	17.67
5 Years	0.67
1 Year	14.38

Class Y Shares
10 Years	18.66%
5 Years	1.65
1 Year	16.56

Class R5 Shares
10 Years	18.90%
5 Years	1.88
1 Year	16.66

Class R6 Shares
10 Years	18.54%
5 Years	1.45
1 Year	16.38

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 2.25%, 1.25%, 1.12% and 1.07%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

continued from page 8

Other information

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.
■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

7                Invesco International Small Company Fund

Invesco International Small Company Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Derivatives risk. The performance of derivative instruments is tied to the performance of an underlying currency, security, index or other instrument. In addition to risks relating to their underlying instruments, the use of derivatives may include other, possibly greater, risks. Derivatives involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Risks associated with the use of derivatives include counterparty, leverage, correlation, liquidity, tax, market, interest rate and management risks. Derivatives may also be more difficult to purchase, sell or value than other investments. The Fund may lose more than the cash amount invested on investments in derivatives.

    Investors should bear in mind that, while the Fund intends to use derivative strategies, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the investment manager elects not to do so due to availability, cost, market conditions or other factors.

■	Developing/emerging markets securities risk. Securities issued by foreign companies and governments located in developing/emerging countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■

Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

■

Non-diversification risk. The Fund is non-diversified and can invest a greater portion of its assets in a single issuer. A change in the value of the issuer could affect the value of the Fund more than if it was a diversified fund.

■

Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic Securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East.
■	The MSCI World Ex-US Small Cap Index is an unmanaged index considered representative of small-cap stocks of global developed markets, excluding the US.
■	The Lipper International Small/ Mid-Cap Growth Funds Index is an unmanaged index considered representative of international small/mid-cap growth funds tracked by Lipper.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 7

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	IEGAX
Class B Shares	IEGBX
Class C Shares	IEGCX
Class Y Shares	IEGYX
Class R5 Shares	IEGIX
Class R6 Shares	IEGFX

8                Invesco International Small Company Fund

Schedule of Investments

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–87.74%
Belgium–0.83%
S.A. D’Ieteren N.V.	108,815	$4,417,481

Brazil–2.68%
Diagnosticos da America S.A.	1,222,600	7,929,242
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	284,870	6,317,793
		14,247,035

Canada–24.47%
Aastra Technologies Ltd.	239,100	3,991,022
Brookfield Real Estate Services, Inc.	149,300	1,898,022
Calian Technologies Ltd.	142,000	2,996,776
Calvalley Petroleum Inc.–Class A(a)	2,579,124	4,676,562
Canyon Services Group, Inc.	403,000	4,607,686
Cequence Energy Ltd.(a)	2,260,000	3,278,332
Descartes Systems Group Inc.(The)(a)	500,000	4,664,048
Dorel Industries Inc.–Class B	134,355	4,865,581
Epsilon Energy Ltd.(a)	1,204,800	4,636,180
Glentel, Inc.	529,800	9,606,528
Granite REIT(a)	237,000	9,008,370
Hammond Power Solutions Inc.	249,800	2,060,907
Horizon North Logistics Inc.	786,000	5,439,529
Mart Resources, Inc.	1,525,000	2,611,564
Northern Dynasty Minerals Ltd.(a)	499,777	1,585,874
Onex Corp.	181,599	7,659,464
Painted Pony Petroleum Ltd.(a)	305,692	3,233,370
Paramount Resources Ltd.–Class A(a)	308,455	9,943,145
Sandstorm Metals & Energy Ltd.(a)	13,684,500	6,685,789
Total Energy Services Inc.	1,014,790	15,323,564
TransGlobe Energy Corp.(a)	632,980	5,949,132
Trilogy Energy Corp.	290,500	8,518,641
Wi-LAN Inc.	1,473,700	6,724,953
		129,965,039

China–1.76%
Fook Woo Group Holdings Ltd.(a)	21,094,000	932,183
Franshion Properties China Ltd.	14,500,000	5,263,321
Vinda International Holdings Ltd.	2,294,000	3,167,256
		9,362,760

Germany–2.04%
CTS Eventim AG	92,000	3,234,298
MorphoSys AG(a)	197,230	7,624,600
		10,858,898

Greece–0.97%
Jumbo S.A.(a)	654,575	5,175,195

Hong Kong–2.94%
First Pacific Co. Ltd.	14,124,000	15,594,923

	Shares	Value
Ireland–4.02%
DCC PLC	318,895	$10,172,422
Paddy Power PLC	42,702	3,521,314
United Drug PLC	1,683,926	7,628,401
		21,322,137

Italy–1.81%
Ansaldo STS S.p.A.	193,405	1,809,853
Danieli & C. Officine Meccaniche S.p.A.	463,298	7,801,853
		9,611,706

Japan–3.92%
EXEDY Corp.	225,500	4,965,965
Nippon Ceramic Co., Ltd.	617,100	9,290,289
THK Co., Ltd.	365,900	6,566,385
		20,822,639

Malaysia–6.19%
IGB Corp. Berhard	25,677,171	19,383,276
Parkson Holdings Berhard	5,303,929	9,055,148
Top Glove Corp. Berhard	2,417,100	4,457,208
		32,895,632

Netherlands–1.38%
Aalberts Industries N.V.	121,823	2,574,278
Mediq N.V.	278,100	4,728,723
		7,303,001

New Zealand–1.18%
Freightways Ltd.	1,770,681	6,263,723

Norway–4.87%
Bonheur ASA	241,727	5,929,421
Prosafe S.E.	1,001,901	8,613,786
TGS Nopec Geophysical Co. A.S.A.	344,858	11,296,930
		25,840,137

Philippines–8.33%
Energy Development Corp.	53,503,850	8,817,395
First Gen Corp.(a)	45,767,041	24,915,705
Manila Water Co.	13,424,400	10,491,860
		44,224,960

Switzerland–1.79%
Aryzta AG	185,041	9,485,294

Thailand–1.97%
Major Cineplex Group PCL	8,476,400	5,288,133
Siam Commercial Bank PCL	875,500	5,198,295
		10,486,428

Turkey–1.65%
Koza Anadolu Metal Madencilik Isletmeleri A.S.(a)	2,748,623	8,753,270

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco International Small Company Fund

	Shares	Value
United Kingdom–14.46%
Amlin PLC	693,960	$4,216,837
Catlin Group Ltd.	558,877	4,517,910
Chemring Group PLC	694,575	2,604,098
Clarkson PLC	142,000	2,811,101
Filtrona PLC	319,800	2,885,745
Halma PLC	736,283	5,550,446
Homeserve PLC	883,342	3,335,816
IG Group Holdings PLC	901,373	6,601,371
Informa PLC	1,166,809	8,634,395
Kier Group PLC	391,670	8,471,134
Lancashire Holdings Ltd.	594,413	7,490,257
Micro Focus International PLC	671,643	6,470,646
SDL PLC	368,623	3,013,797
Tullett Prebon PLC	1,306,698	5,423,158
Ultra Electronics Holdings PLC	178,278	4,773,318
		76,800,029

	Shares	Value
United States–0.48%
Bauer Performance Sports Ltd.(a)	237,500	$2,533,620
Total Common Stocks & Other Equity Interests (Cost $329,070,034)		465,963,907

Money Market Funds–12.10%
Liquid Assets Portfolio–Institutional Class(b)	32,116,929	32,116,929
Premier Portfolio–Institutional Class(b)	32,116,929	32,116,929
Total Money Market Funds (Cost $64,233,858)		64,233,858
TOTAL INVESTMENTS–99.84% (Cost $393,303,892)		530,197,765
OTHER ASSETS LESS LIABILITIES–0.16%		850,860
NET ASSETS–100.00%		$531,048,625

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Small Company Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $329,070,034)	$465,963,907
Investments in affiliated money market funds, at value and cost	64,233,858
Total investments, at value (Cost $393,303,892)	530,197,765
Foreign currencies, at value (Cost $646,278)	645,381
Receivable for:
Investments sold	546,061
Fund shares sold	3,244,585
Dividends	649,373
Investment for trustee deferred compensation and retirement plans	42,356
Other assets	42,695
Total assets	535,368,216

Liabilities:
Payable for:
Investments purchased	985,828
Fund shares reacquired	1,636,898
Accrued fees to affiliates	331,926
Accrued foreign taxes	1,111,477
Accrued other operating expenses	138,388
Trustee deferred compensation and retirement plans	115,074
Total liabilities	4,319,591
Net assets applicable to shares outstanding	$531,048,625

Net assets consist of:
Shares of beneficial interest	$399,620,629
Undistributed net investment income	(117,443)
Undistributed net realized gain (loss)	(5,345,711)
Unrealized appreciation	136,891,150
$531,048,625

Net Assets:
Class A	$295,767,030
Class B	$10,352,455
Class C	$36,135,584
Class Y	$90,843,491
Class R5	$79,911,054
Class R6	$18,039,011

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	14,212,723
Class B	516,880
Class C	1,803,783
Class Y	4,358,070
Class R5	3,858,018
Class R6	870,747
Class A:
Net asset value per share	$20.81
Maximum offering price per share
(Net asset value of $20.81 ÷ 94.50%)	$22.02
Class B:
Net asset value and offering price per share	$20.03
Class C:
Net asset value and offering price per share	$20.03
Class Y:
Net asset value and offering price per share	$20.84
Class R5:
Net asset value and offering price per share	$20.71
Class R6:
Net asset value and offering price per share	$20.72

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Small Company Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends (net of foreign withholding taxes of $936,313)	$12,298,901
Dividends from affiliated money market funds	68,653
Total investment income	12,367,554

Expenses:
Advisory fees	4,610,130
Administrative services fees	146,238
Custodian fees	291,074
Distribution fees:
Class A	745,425
Class B	139,175
Class C	366,938
Transfer agent fees — A, B, C and Y	816,961
Transfer agent fees — R5	56,315
Transfer agent fees — R6	237
Trustees’ and officers’ fees and benefits	40,233
Other	245,905
Total expenses	7,458,631
Less: Fees waived and expense offset arrangement(s)	(67,978)
Net expenses	7,390,653
Net investment income	4,976,901

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (Net of tax on the sale of foreign investments of $762,112)	31,885,695
Foreign currencies	(160,873)
31,724,822
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $46,469)	38,373,704
Foreign currencies	(37,848)
38,335,856
Net realized and unrealized gain	70,060,678
Net increase in net assets resulting from operations	$75,037,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco International Small Company Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income	$4,976,901	$5,253,670
Net realized gain	31,724,822	21,271,836
Change in net unrealized appreciation (depreciation)	38,335,856	(42,862,730)
Net increase (decrease) in net assets resulting from operations	75,037,579	(16,337,224)

Distributions to shareholders from net investment income:
Class A	(613,597)	(4,186,703)
Class B	(6,168)	(86,616)
Class C	(20,190)	(191,556)
Class Y	(388,967)	(864,313)
Class R5	(434,585)	(1,178,017)
Class R6	(101,743)	—
Total distributions from net investment income	(1,565,250)	(6,507,205)

Share transactions-net:
Class A	(58,986,705)	(55,842,765)
Class B	(8,843,460)	(7,033,912)
Class C	(7,352,476)	(9,393,599)
Class Y	27,908,527	22,894,089
Class R5	(3,191,597)	12,464,729
Class R6	17,091,745	—
Net increase (decrease) in net assets resulting from share transactions	(33,373,966)	(36,911,458)
Net increase (decrease) in net assets	40,098,363	(59,755,887)

Net assets:
Beginning of year	490,950,262	550,706,149
End of year (includes undistributed net investment income of $(117,443) and $(2,611,514), respectively)	$531,048,625	$490,950,262

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco International Small Company Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the close of business on January 29, 2010, the Fund limited public sales of its shares to new investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be

13                         Invesco International Small Company Fund

considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

14                         Invesco International Small Company Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund had a 2% redemption fee that was retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, was imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee was recorded as an increase in shareholder capital and was allocated among the share classes based on the relative net assets of each class. Effective January 1, 2012, the Fund eliminated the 2% redemption fee assessed on shares of the Fund redeemed or exchanged within 31 days of purchase.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

15                         Invesco International Small Company Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under the expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $67,032.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $7,014 in front-end sales commissions from the sale of Class A shares and $12, $8,922 and $589 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

16                         Invesco International Small Company Fund

During the year ended December 31, 2012, there were transfers from Level 1 to Level 2 of $155,159,074 and from Level 2 to Level 1 of $6,755,612, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Belgium	$—	$4,417,481	$—	$4,417,481
Brazil	6,317,793	7,929,242	—	14,247,035
Canada	129,965,039	—	—	129,965,039
China	—	8,430,577	932,183	9,362,760
Germany	10,858,898	—	—	10,858,898
Greece	—	5,175,195	—	5,175,195
Hong Kong	—	15,594,923	—	15,594,923
Ireland	3,521,314	17,800,823	—	21,322,137
Italy	—	9,611,706	—	9,611,706
Japan	9,290,289	11,532,350	—	20,822,639
Malaysia	—	32,895,632	—	32,895,632
Netherlands	—	7,303,001	—	7,303,001
New Zealand	—	6,263,723	—	6,263,723
Norway	—	25,840,137	—	25,840,137
Philippines	—	44,224,960	—	44,224,960
Switzerland	—	9,485,294	—	9,485,294
Thailand	—	10,486,428	—	10,486,428
Turkey	—	8,753,270	—	8,753,270
United Kingdom	7,490,257	69,309,772	—	76,800,029
United States	66,767,478	—	—	66,767,478
	$234,211,068	$295,054,514	$932,183	$530,197,765

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $946.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

17                         Invesco International Small Company Fund

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Ordinary income	$1,565,250	$6,507,205

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$756,974
Net unrealized appreciation — investments	135,114,257
Net unrealized appreciation (depreciation) — other investments	(2,723)
Temporary book/tax differences	(110,031)
Capital loss carryforward	(4,330,481)
Shares of beneficial interest	399,620,629
Total net assets	$531,048,625

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of passive foreign investment companies, trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $32,647,806 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2012, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
December 31, 2017	$4,330,481	$—	$4,330,481

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $67,868,880 and $121,240,596, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$157,185,824
Aggregate unrealized (depreciation) of investment securities	(22,071,567)
Net unrealized appreciation of investment securities	$135,114,257

Cost of investments for tax purposes is $395,083,508.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and capital gains, on December 31, 2012, undistributed net investment income was decreased by $917,580, undistributed net realized gain (loss) was increased by $922,981 and shares of beneficial interest was decreased by $5,401. This reclassification had no effect on the net assets of the Fund.

18                         Invesco International Small Company Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	3,155,033	$60,176,317	4,552,994	$86,697,772
Class B	7,313	135,704	18,289	336,966
Class C	86,777	1,622,677	148,816	2,734,177
Class Y	3,120,840	60,671,259	2,059,955	37,610,281
Class R5	1,569,022	29,376,800	2,003,632	37,558,744
Class R6(b)	919,157	18,072,042	—	—

Issued as reinvestment of dividends:
Class A	26,658	544,365	222,596	3,991,071
Class B	289	5,691	4,681	82,064
Class C	947	18,639	10,345	180,649
Class Y	17,258	353,100	43,559	786,878
Class R5	21,080	428,336	66,026	1,177,907
Class R6	5,005	101,743	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	293,006	5,649,653	119,595	2,245,810
Class B	(303,824)	(5,649,653)	(124,072)	(2,245,810)

Reacquired:(c)
Class A	(6,625,228)	(125,357,040)	(7,956,428)	(148,777,418)
Class B	(182,950)	(3,335,202)	(286,010)	(5,207,132)
Class C	(489,675)	(8,993,792)	(681,357)	(12,308,425)
Class Y	(1,727,384)	(33,115,832)	(847,431)	(15,503,070)
Class R5	(1,708,841)	(32,996,733)	(1,381,853)	(26,271,922)
Class R6	(53,415)	(1,082,040)	—	—
Net increase (decrease) in share activity	(1,868,932)	$(33,373,966)	(2,026,663)	$(36,911,458)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of September 24, 2012.
(c)	Net of redemption fees of $2,473 and $27,270 allocated among the classes based on relative net assets of each class for the years ended December 31, 2012 and 2011, respectively.

19                         Invesco International Small Company Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 12/31/12	$17.93	$0.18	$2.74	$2.92	$(0.04)	$—	$(0.04)	$20.81	16.31%	$295,767	1.50	%(e)	1.51	%(e)	0.97	%(e)	15%
Year ended 12/31/11	18.75	0.19	(0.77)	(0.58)	(0.24)	—	(0.24)	17.93	(3.08)	311,409	1.49		1.50		1.02		18
Year ended 12/31/10	15.05	0.16	3.69	3.85	(0.15)	—	(0.15)	18.75	25.60	382,960	1.57		1.58		1.01		20
Year ended 12/31/09	9.19	0.21	5.82	6.03	(0.17)	—	(0.17)	15.05	65.63	354,624	1.60		1.61		1.76		26
Year ended 12/31/08	22.45	0.24	(12.47)	(12.23)	(0.34)	(0.69)	(1.03)	9.19	(54.24)	189,189	1.57		1.58		1.38		19
Class B
Year ended 12/31/12	17.36	0.04	2.64	2.68	(0.01)	—	(0.01)	20.03	15.44	10,352	2.25	(e)	2.26	(e)	0.22	(e)	15
Year ended 12/31/11	18.14	0.05	(0.74)	(0.69)	(0.09)	—	(0.09)	17.36	(3.83)	17,296	2.24		2.25		0.27		18
Year ended 12/31/10	14.57	0.04	3.55	3.59	(0.02)	—	(0.02)	18.14	24.65	25,086	2.32		2.33		0.26		20
Year ended 12/31/09	8.91	0.12	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	26,946	2.35		2.36		1.01		26
Year ended 12/31/08	21.58	0.11	(11.94)	(11.83)	(0.15)	(0.69)	(0.84)	8.91	(54.61)	19,323	2.32		2.33		0.63		19
Class C
Year ended 12/31/12	17.37	0.04	2.63	2.67	(0.01)	—	(0.01)	20.03	15.38	36,136	2.25	(e)	2.26	(e)	0.22	(e)	15
Year ended 12/31/11	18.14	0.05	(0.73)	(0.68)	(0.09)	—	(0.09)	17.37	(3.77)	38,311	2.24		2.25		0.27		18
Year ended 12/31/10	14.57	0.04	3.55	3.59	(0.02)	—	(0.02)	18.14	24.65	49,484	2.32		2.33		0.26		20
Year ended 12/31/09	8.91	0.12	5.62	5.74	(0.08)	—	(0.08)	14.57	64.48	46,646	2.35		2.36		1.01		26
Year ended 12/31/08	21.57	0.11	(11.93)	(11.82)	(0.15)	(0.69)	(0.84)	8.91	(54.58)	28,391	2.32		2.33		0.63		19
Class Y
Year ended 12/31/12	17.97	0.23	2.73	2.96	(0.09)	—	(0.09)	20.84	16.51	90,843	1.25	(e)	1.26	(e)	1.22	(e)	15
Year ended 12/31/11	18.79	0.24	(0.77)	(0.53)	(0.29)	—	(0.29)	17.97	(2.79)	52,959	1.24		1.25		1.27		18
Year ended 12/31/10	15.08	0.20	3.70	3.90	(0.19)	—	(0.19)	18.79	25.89	31,780	1.32		1.33		1.26		20
Year ended 12/31/09	9.20	0.26	5.81	6.07	(0.19)	—	(0.19)	15.08	66.09	20,216	1.35		1.36		2.01		26
Year ended 12/31/08(f)	13.37	0.03	(3.17)	(3.14)	(0.34)	(0.69)	(1.03)	9.20	(23.08)	6,638	1.63	(g)	1.63	(g)	1.32	(g)	19
Class R5
Year ended 12/31/12	17.85	0.25	2.72	2.97	(0.11)	—	(0.11)	20.71	16.66	79,911	1.13	(e)	1.14	(e)	1.34	(e)	15
Year ended 12/31/11	18.67	0.26	(0.76)	(0.50)	(0.32)	—	(0.32)	17.85	(2.66)	70,976	1.11		1.12		1.40		18
Year ended 12/31/10	14.98	0.24	3.68	3.92	(0.23)	—	(0.23)	18.67	26.20	61,396	1.10		1.11		1.48		20
Year ended 12/31/09	9.13	0.28	5.79	6.07	(0.22)	—	(0.22)	14.98	66.56	34,269	1.10		1.11		2.26		26
Year ended 12/31/08	22.47	0.32	(12.52)	(12.20)	(0.45)	(0.69)	(1.14)	9.13	(54.02)	15,762	1.13		1.14		1.82		19
Class R6
Year ended 12/31/12(f)	19.66	0.08	1.09	1.17	(0.11)	—	(0.11)	20.72	5.99	18,039	1.05	(e)(g)	1.06	(e)(g)	1.42	(e)(g)	15

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are based on average daily net assets (000’s omitted) of $298,170, $13,918, $36,694, $69,859, $76,261 and $17,884 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y and Class R6 shares, respectively.
(g)	Annualized.

20                         Invesco International Small Company Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco International Small Company Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco International Small Company Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

21                         Invesco International Small Company Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,162.40	$8.21	$1,017.55	$7.66	1.51%
B	1,000.00	1,157.80	12.26	1,013.77	11.44	2.26
C	1,000.00	1,157.80	12.26	1,013.77	11.44	2.26
Y	1,000.00	1,163.70	6.85	1,018.80	6.39	1.26
R5	1,000.00	1,164.00	6.20	1,019.41	5.79	1.14
R6	1,000.00	1,059.90	2.93	1,019.86	5.33	1.05

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012, through December 31, 2012 (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For the Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 99 (as of close of business September 24, 2012 through December 31, 2012)/366. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class R6 shares of the Fund and other funds because such data is based on a full six month period.

22                         Invesco International Small Company Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	1.55%
Foreign Taxes	$0.0624	per share
Foreign Source Income	$0.4983	per share

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

23                         Invesco International Small Company Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco International Small Company Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco International Small Company Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

    Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

    Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 ISC-AR-1 Invesco Distributors, Inc.

Annual Report to Shareholders                                 December 31, 2012

Invesco Small Cap Equity Fund

Nasdaq:

A: SMEAX ¡ B: SMEBX ¡ C: SMECX ¡ R: SMERX ¡ Y: SMEYX ¡ R5: SMEIX ¡ R6: SMEFX

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report contains information about your Fund and the factors that affected its performance during the reporting period. Inside, you’ll find a discussion from your portfolio managers about how they managed your Fund, performance data for your Fund, a complete list of your Fund’s investments as of the close of the reporting period and other important information. I hope you find this report of interest.

The reporting period covered by this report was challenging. As the year began, investors cheered generally positive economic indicators, and markets generally rose. Soon, however, US economic data turned mixed and investors’ attention shifted to the efforts of eurozone governments to implement new policies intended to reduce debt levels, strengthen the banking system and stimulate economic growth. Later in the year, in the US, mixed economic data, competing proposals on how to reduce the federal budget deficit and a contentious presidential contest increased investor uncertainty and hindered market performance. Throughout the year, your Fund’s portfolio managers adhered to their long-term investment strategies, and later in this report they explain why your Fund performed as it did during the reporting period.

Adhering to your long-term investment plan can be difficult, particularly during periods of market volatility and economic uncertainty. That’s one reason Invesco suggests investors work with a skilled and trusted financial adviser who is familiar with their financial situation, investment goals and risk tolerance. A good financial adviser can provide insight and perspective when markets are volatile; motivation and reassurance when times are uncertain; and advice and recommendations when your financial situation or investment goals change.

Timely insight and information from many of Invesco’s investment professionals is available at our website, invesco.com/us. We offer in-depth articles, video clips and audio commentaries from many of our portfolio managers and other investment professionals on a wide range of topics of interest to investors. At invesco.com/us, you also can access information about your Invesco account at any time.

What we mean by Intentional Investing

At Invesco, all of our people and all of our resources are dedicated to helping investors achieve their financial objectives. It’s a philosophy we call Intentional Investing®, and it guides the way we:

■

Manage investments – Our dedicated investment professionals search the world for the best opportunities, and each investment team follows a clear, disciplined process to build portfolios and mitigate risk.

■

Provide choices – We offer equity, fixed income, asset allocation and alternative strategies so you and your financial adviser can build an investment portfolio designed for your individual needs and goals.

■	Connect with you – We’re committed to giving you the expert insights you need to make informed investing decisions, and we are well-equipped to provide high-quality support for investors and advisers.

Invesco believes in putting investors first, and that’s why investment management is all we do. Our sole focus on managing your money allows your financial adviser to build a portfolio of Invesco funds appropriate for your investment needs and goals now and when your circumstances change.

Have a question?

If you have a question about your account, please contact an Invesco client services representative at 800 959 4246. If you have an Invesco-related question or comment, feel free to email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

PhilipTaylor

Senior Managing Director, Invesco Ltd.

2                Invesco Small Cap Equity Fund

Bruce Crockett

Dear Fellow Shareholders:

While short-term challenges for the financial markets regularly come and go, it’s clear that significant and longer term economic obstacles remain both here at home and abroad. There appear to be no easy solutions to many of these issues. As a result, the financial markets have had little conviction to respond to what has been slow, yet noticeable improvement in some economic benchmarks in recent months.

No one likes uncertainty, especially financial markets. But even in these uncertain times, it appears that investors are still approaching the market with cautious optimism, with some taking on more risk in order to refocus on their long-term savings goals.

Maybe this describes you, or perhaps you have been sitting on the sidelines thinking about getting back into the market, but are still a bit hesitant to act because of market uncertainty. Clearly, risk remains a primary focus for investors of all types. As Trustees of the Invesco Funds, one of our primary responsibilities is to ensure your fund’s adviser is cognizant of the risks in each of the funds it manages. A thoughtful risk management plan may help investors navigate through market turbulence or an economic downturn. This is why we make risk management a critical element of our annual contract renewal process, like the one we complete with Invesco every year.

To be sure, there will always be risks involved with investing, but you shouldn’t let short-term news or your emotions dictate your investments. Because no one can predict with 100% accuracy the movements of financial markets, I strongly encourage you to speak with a professional financial adviser who can assist you in building an investment portfolio that reflects your individual risk tolerance and is designed to help achieve your individual financial objectives.

You can be sure your Board remains committed to doing its part in helping you along the way. In addition to ensuring that your fund’s adviser is focused on the risks in the funds it manages, we also remain committed to managing fund costs and working with your fund’s adviser to provide a compelling and diversified product offering to potentially meet your investing goals.

In that regard, your Board approved a number of fund mergers and the launch of several new funds, including the first Invesco mutual fund available to US retail investors managed by investment professionals at Invesco Perpetual*, one of the largest independent investment managers in the UK.

Let me close by thanking Carl Frischling upon his retirement from the Invesco Funds Board for his 35 years of distinguished service and unwavering commitment to our funds’ shareholders. As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have.

On behalf of the Board, we look forward to continuing to represent your interests and serving your investment needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

*	Invesco Perpetual is a business name of Invesco Asset Management Limited (IAML), a registered investment adviser. IAML is a wholly owned, indirect subsidiary of Invesco Ltd.

3                Invesco Small Cap Equity Fund

Management’s Discussion of Fund Performance

Performance summary

For the year ended December 31, 2012, Invesco Small Cap Equity Fund had positive returns but underperformed the Fund’s style-specific index, the Russell 2000 Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 12/31/11 to 12/31/12, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.50%
Class B Shares	12.68
Class C Shares	12.68
Class R Shares	13.30
Class Y Shares	13.79
Class R5 Shares*	14.04
Class R6 Shares**	13.67
S&P 500 Index‚ (Broad Market Index)	16.00
Russell 2000 Index■ (Style-Specific Index)	16.35
Lipper Small-Cap Core Funds Index♦ (Peer Group Index)	15.94

Source(s): ‚Invesco, S&P-Dow Jones via FactSet Research Systems Inc.;

■ Invesco,	Russell via FactSet Research Systems Inc.; ♦Lipper Inc.

 * Effective September 24, 2012, Institutional Class shares were renamed Class R5 shares.

**	Share class incepted during the reporting period. See page 7 for a detailed explanation of Fund performance.

How we invest

Our investment process seeks to identify attractively valued small-cap companies with high growth potential, demonstrated by consistent and accelerating revenue and earnings growth.

    We begin with a quantitative model that ranks companies based on a set of fundamental, valuation and timeliness factors. This proprietary model provides an objective approach to identifying new investment opportunities, as the highest ranked stocks become the primary focus of our research efforts.

    Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis.

1.	Fundamental analysis. Building financial models and conducting in-depth interviews with company management.
2.	Valuation analysis. Identifying attractively valued stocks given their growth potential over a one- to two-year horizon.
3.	Timeliness analysis. Identifying the timeliness of a stock purchase. We review trading volume characteristics and trend analysis to make sure there are no signs of the stock deteriorating. This also serves as a risk management measure that helps us confirm our high conviction candidates.

    Portfolio construction plays an important role in risk management. We align the Fund with the S&P SmallCap 600 Index, the benchmark we believe represents the small-cap core asset class. We seek to manage risk by keeping the Fund’s sector weightings in line with the benchmark by staying fully diversified in all those sectors. We also seek to limit stock-specific risk by investing in typically 120 to 130 holdings.

    We consider selling a stock when it no longer meets our investment criteria, for the following reasons:

■	Our original investment thesis is not valid because the fundamentals are no longer intact.

■	The price target set at purchase is exceeded.
■	The company’s timelines profile deteriorates.

Market conditions and your Fund

The year 2012 began with improving economic data in the US and a rally in equities that continued almost uninterrupted into the spring. However, the ongoing eurozone sovereign debt crisis intensified in April and May, dominating headlines and creating significant volatility in global equity markets.

    This negative news from overseas precipitated a slowdown in the US, where economic data began to decelerate as manufacturing, employment, consumer spending and consumer confidence weakened over the summer. While corporate earnings remained solid until late in the year, financial markets were influenced negatively by these weakening economic data. Fears about the fate of the eurozone began to subside after the European Central Bank announced new measures to support member economies through potentially unlimited purchases of sovereign debt, among other measures. At the same time, continued risk aversion among investors and corporations, along with tepid employment growth, prompted the US Federal Reserve to initiate a third round of quantitative easing and to promise to remain accommodative until the labor market outlook improved materially. Near year end, market psychology turned negative – first, due to uncertainty about the outcome of the presidential election, and then due to the apparent inability of the White House and Congress to reach an agreement on legislation averting the “fiscal cliff” – a variety of tax increases

Portfolio Composition
By sector

Financials	19.2%
Industrials	19.2
Information Technology	15.0
Consumer Discretionary	13.9
Health Care	10.2
Materials	8.6
Energy	5.5
Consumer Staples	2.8
Utilities	1.9
Money Market Funds Plus Other Assets Less Liabilities	3.7

Top 10 Equity Holdings*

1. Cymer, Inc.	1.6%
2. PolyOne Corp.	1.3
3. Valmont Industries, Inc.	1.3
4. TriMas Corp.	1.3
5. Beacon Roofing Supply, Inc.	1.2
6. Belden Inc.	1.2
7. PVH Corp.	1.2
8. Team, Inc.	1.2
9. Interface, Inc.	1.2
10. Graphic Packaging Holding Co.	1.2

Top Five Industries*

1. Regional Banks	8.1%
2. Industrial Machinery	5.4
3. Oil and Gas Equipment and Services	4.6
4. Application Software	4.0
5. Environmental and Facilities Services	3.1

Total Net Assets	$858.6 million

Total Number of Holdings*	106

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

4                Invesco Small Cap Equity Fund

and spending cuts scheduled to take effect in January 2013.

    Despite volatility for much of the year, major equity market indexes delivered double-digit gains, and all 10 sectors of the S&P 500 Index had positive returns.1

    The Fund had strong positive returns but underperformed the Russell 2000 Index, its style-specific benchmark, due primarily to stock selection in the financials and health care sectors where performance also was hindered by underweight allocations to the strong performing real estate and biotechnology industries. A modest cash position also detracted from relative performance since the small-cap market was up significantly during the year. The Fund actually outperformed its style-specific benchmark in most sectors, including materials, consumer staples, utilities, information technology (IT) and energy.

    The Fund underperformed the Russell 2000 Index by the widest margin in the financials sector due primarily to stock selection. Two holdings that detracted from Fund performance in this sector were northeastern regional banks Webster and FNB. In addition, underperformance stemmed somewhat from a moderate underweight position in real estate investment trusts (REITs), which saw very strong performance due to the market’s appetite for higher yielding, dividend paying securities. Most REITs struggle to grow their business organically. Because they must distribute the majority of their income to shareholders, they often don’t represent attractive long-term growth investments.

    The Fund also was challenged in the health care sector due both to stock selection and an underweight position in this relatively strong market sector. One significant detractor was Auxilium. The stock was hurt when the company missed third quarter revenue expectations for an older product; however, its newest product enjoyed substantial sales growth, which may be sustainable as the product potentially may be approved for treatment of additional diseases.

    For much of the year, biotechnology stocks outperformed other health care stocks. Their prospects were less subject to the uncertainty resulting from the US Supreme Court’s decision on health care reform, therefore relative performance of the Fund’s biotechnology stocks versus the Russell 2000 Index was hampered by our slight underweight allocation to the industry.

    The Fund outperformed its style - specific benchmark by the widest margin in the materials sector. Eagle Materials is a producer of cement and wallboard products that benefited from a rebound in the housing market as well as from industry regulations that enhanced the firm’s pricing power. Our position in the stock returned more than 100% during the reporting period and was the strongest contributor to Fund performance. Another contributor in this sector was specialty polymer materials and color company Polyone, which benefited from successfully integrating an acquired company. The acquisition broadened the company’s product line with faster growing and more profitable products.

    IT was another contributing sector for the Fund, driven by strong stock selection. The leading contributor in this sector and one of the top Fund contributors during the reporting period was Cymer. A leading producer of lasers for semiconductor manufacturing, Cymer’s stock was up strongly late in the year when the company agreed in principle to be acquired for a substantial premium, although the stock was still a holding at the end of the year. Ariba was a leading software provider that was acquired during the year. We sold the stock on the acquisition news, locking in gains for shareholders and benefiting Fund performance.

    Throughout the year the Fund maintained its “barbell” strategy in positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes during the reporting period were moderate within this framework; however, the most significant changes included reductions in the health care and information technology sectors. Exposure to the financials, industrials and materials sectors increased.

    As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance. We thank you for your commitment to Invesco Small Cap Equity Fund.

1	Source: Lipper Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Juliet Ellis Chartered Financial Analyst, portfolio manager and chief investment officer of Invesco’s domestic growth investments team, is lead manager of Invesco Small Cap Equity Fund. She joined Invesco in 2004. Ms. Ellis earned a BA in economics and political science from Indiana University.

Juan Hartsfield Chartered Financial Analyst, portfolio manager, is manager of Invesco Small Cap Equity Fund. He joined Invesco in 2004. Mr. Hartsfield earned a BS in petroleum engineering from The University of Texas at Austin and an MBA from the University of Michigan.

5                Invesco Small Cap Equity Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 12/31/02

Past performance cannot guarantee comparable future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                Invesco Small Cap Equity Fund

Average Annual Total Returns
As of 12/31/12, including maximum applicable sales charges

Class A Shares
Inception (8/31/00)	5.57%
10 Years	9.00
5 Years	2.53
1 Year	7.26

Class B Shares
Inception (8/31/00)	5.57%
10 Years	8.98
5 Years	2.57
1 Year	7.68

Class C Shares
Inception (8/31/00)	5.29%
10 Years	8.82
5 Years	2.93
1 Year	11.68

Class R Shares
Inception (6/3/02)	6.26%
10 Years	9.36
5 Years	3.46
1 Year	13.30

Class Y Shares
10 Years	9.75%
5 Years	3.94
1 Year	13.79

Class R5 Shares
10 Years	10.10%
5 Years	4.25
1 Year	14.04

Class R6 Shares
10 Years	9.64%
5 Years	3.73
1 Year	13.67

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R5 shares incepted on April 29, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.35%, 2.10%, 2.10%, 1.60%, 1.10%, 0.85% and 0.81%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco Small Cap Equity Fund

Invesco Small Cap Equity Fund’s investment objective is long-term growth of capital.

■	Unless otherwise stated, information presented in this report is as of December 31, 2012, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class R shares are generally available only to employer sponsored retirement and benefit plans. Please see the prospectus for more information.
■

Class R5 shares and Class R6 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. On September 24, 2012, Institutional Class shares were renamed Class R5 shares. Please see the prospectus for more information.

Principal risks of investing in the Fund

■

Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates, political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity, and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■

Initial public offerings (IPO) risk. The prices of IPO securities fluctuate more than prices of equity securities of companies with longer trading histories. In addition, companies offering securities in IPOs may have less experienced management or limited operating histories. There can be no assurance that the Fund will have favorable IPO investment opportunities.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■

Small and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price

■

Synthetic securities risk. Fluctuations in the values of synthetic securities may not correlate perfectly with the instruments they are designed to replicate. Synthetic securities may be subject to interest rate changes, market price fluctuations, counterparty risk and liquidity risk.

About indexes used in this report

■	The S&P 500® Index is an unmanaged index considered representative of the US stock market.
■

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.
■	The S&P SmallCap 600® Index is a market-value weighted index that consists of 600 small-cap US stocks chosen for market size, liquidity and industry group representation.
■

The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights. Additionally, the returns and net asset values shown throughout this report are at the Fund level only and do not include variable product issuer charges. If such charges were included, the total returns would be lower.

■

Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols
Class A Shares	SMEAX
Class B Shares	SMEBX
Class C Shares	SMECX
Class R Shares	SMERX
Class Y Shares	SMEYX
Class R5 Shares	SMEIX
Class R6 Shares	SMEFX

8                Invesco Small Cap Equity Fund

Schedule of Investments(a)

December 31, 2012

	Shares	Value
Common Stocks & Other Equity Interests–96.26%
Advertising–1.04%
Interpublic Group of Cos., Inc. (The)	808,138	$8,905,681

Aerospace & Defense–1.70%
Aerovironment Inc.(b)	258,223	5,613,768
Triumph Group, Inc.	137,163	8,956,744
		14,570,512

Agricultural Products–1.14%
Ingredion Inc.	151,298	9,748,130

Air Freight & Logistics–0.61%
UTi Worldwide, Inc.	389,578	5,220,345

Apparel Retail–1.21%
bebe stores, inc.	861,820	3,438,662
Genesco Inc.(b)	126,174	6,939,570
		10,378,232

Apparel, Accessories & Luxury Goods–1.23%
PVH Corp.	94,863	10,530,742

Application Software–4.04%
Actuate Corp.(b)	590,479	3,306,682
Cadence Design Systems, Inc.(b)	735,181	9,932,295
MicroStrategy Inc.–Class A(b)	61,944	5,784,331
Parametric Technology Corp.(b)	322,192	7,252,542
SS&C Techonologies Holdings, Inc.(b)	365,014	8,439,124
		34,714,974

Asset Management & Custody Banks–0.95%
Affiliated Managers Group, Inc.(b)	62,943	8,192,031

Auto Parts & Equipment–1.86%
Dana Holding Corp.	477,513	7,453,978
TRW Automotive Holdings Corp.(b)	159,194	8,534,390
		15,988,368

Automobile Manufacturers–1.07%
Thor Industries, Inc.(c)	245,127	9,175,104

Automotive Retail–1.03%
Penske Automotive Group, Inc.	292,758	8,809,088

Biotechnology–0.87%
Cubist Pharmaceuticals, Inc.(b)	177,612	7,470,361

Building Products–1.09%
Trex Co., Inc.(b)	251,142	9,350,017

Casinos & Gaming–0.73%
Bally Technologies Inc.(b)	139,382	6,231,769

Communications Equipment–2.00%
Arris Group Inc.(b)	584,650	8,734,671
JDS Uniphase Corp.(b)	626,408	8,481,564
		17,216,235

	Shares	Value
Construction & Farm Machinery & Heavy Trucks–0.96%
Titan International, Inc.(c)	377,698	$8,203,601

Construction Materials–1.05%
Eagle Materials Inc.	153,653	8,988,700

Data Processing & Outsourced Services–1.03%
Jack Henry & Associates, Inc.	224,456	8,812,143

Diversified Chemicals–1.08%
FMC Corp.	157,984	9,245,224

Diversified Metals & Mining–0.71%
Compass Minerals International, Inc.	81,671	6,101,640

Diversified REIT’s–0.24%
Lexington Realty Trust(c)	200,008	2,090,084

Electrical Components & Equipment–2.00%
Belden Inc.	234,597	10,554,519
EnerSys(b)	176,884	6,656,145
		17,210,664

Electronic Equipment & Instruments–0.59%
Electro Scientific Industries, Inc.	508,734	5,061,903

Electronic Manufacturing Services–0.97%
Sanmina Corp.(b)	750,499	8,308,024

Environmental & Facilities Services–3.06%
ABM Industries Inc.	312,716	6,238,684
Team, Inc.(b)	275,809	10,491,775
Waste Connections, Inc.	282,580	9,548,378
		26,278,837

Food Distributors–0.90%
United Natural Foods, Inc.(b)	144,184	7,726,821

Gas Utilities–1.10%
UGI Corp.	288,838	9,447,891

Gold–0.43%
Allied Nevada Gold Corp.(b)	60,980	1,837,328
Detour Gold Corp. (Canada)(b)	74,284	1,862,525
		3,699,853

Health Care Equipment–2.28%
Orthofix International N.V.(b)	96,273	3,786,417
Teleflex Inc.	99,872	7,121,872
Wright Medical Group, Inc.(b)(c)	414,714	8,704,847
		19,613,136

Health Care Facilities–2.15%
Amsurg Corp.(b)	298,484	8,957,505
Universal Health Services, Inc.–Class B	196,460	9,498,841
		18,456,346

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Small Cap Equity Fund

	Shares	Value
Health Care Services–0.80%
IPC The Hospitalist Co.(b)	172,627	$6,855,018

Health Care Supplies–1.04%
Haemonetics Corp.(b)	218,376	8,918,476

Home Furnishings–0.86%
La-Z-Boy Inc.	524,742	7,425,099

Homebuilding–1.02%
Meritage Homes Corp.(b)	235,688	8,802,947

Homefurnishing Retail–0.98%
Pier 1 Imports, Inc.	421,378	8,427,560

Industrial Machinery–5.39%
Gardner Denver Inc.	93,420	6,399,270
IDEX Corp.	182,927	8,511,593
TriMas Corp.(b)	388,465	10,861,482
Valmont Industries, Inc.	82,764	11,301,424
Watts Water Technologies, Inc.–Class A	213,366	9,172,604
		46,246,373

Industrial REIT’s–1.12%
DCT Industrial Trust Inc.	1,482,200	9,619,478

Insurance Brokers–1.02%
Arthur J. Gallagher & Co.	252,205	8,738,903

Internet Software & Services–1.19%
ValueClick, Inc.(b)	528,188	10,252,129

Investment Banking & Brokerage–0.81%
Evercore Partners Inc.–Class A	230,716	6,965,316

IT Consulting & Other Services–0.98%
MAXIMUS, Inc.	132,521	8,377,978

Life Sciences Tools & Services–1.72%
Bio-Rad Laboratories, Inc.–Class A(b)	69,742	7,326,397
Charles River Laboratories International, Inc.(b)	198,950	7,454,657
		14,781,054

Multi-Line Insurance–0.97%
American Financial Group, Inc.	211,740	8,367,965

Office REIT’s–0.97%
Douglas Emmett, Inc.	356,400	8,304,120

Office Services & Supplies–1.22%
Interface, Inc.	650,562	10,461,037

Oil & Gas Equipment & Services–4.58%
Dresser-Rand Group, Inc.(b)	147,431	8,276,776
Helix Energy Solutions Group Inc.(b)	450,513	9,298,588
Lufkin Industries, Inc.	89,571	5,206,762
Oceaneering International, Inc.	165,760	8,916,231
Oil States International, Inc.(b)	107,164	7,666,513
		39,364,870

	Shares	Value
Oil & Gas Exploration & Production–1.66%
Energen Corp.	147,919	$6,669,667
Rosetta Resources, Inc.(b)	166,391	7,547,496
		14,217,163

Packaged Foods & Meats–0.74%
TreeHouse Foods, Inc.(b)	122,578	6,389,991

Paper Packaging–1.20%
Graphic Packaging Holding Co.(b)	1,596,408	10,312,796

Paper Products–1.08%
Schweitzer-Mauduit International, Inc.	237,665	9,276,065

Pharmaceuticals–1.31%
Auxilium Pharmaceuticals Inc.(b)	296,300	5,490,439
Endo Health Solutions Inc.(b)	220,037	5,780,372
		11,270,811

Property & Casualty Insurance–1.88%
Markel Corp.(b)	17,868	7,744,348
W. R. Berkley Corp.	222,585	8,400,358
		16,144,706

Real Estate Services–1.04%
Jones Lang LaSalle Inc.	106,762	8,961,602

Regional Banks–8.11%
Boston Private Financial Holdings, Inc.	800,799	7,215,199
Commerce Bancshares, Inc.	42,012	1,472,953
CVB Financial Corp.	758,492	7,888,317
East West Bancorp, Inc.	353,274	7,591,858
F.N.B. Corp.	652,935	6,934,170
Susquehanna Bancshares, Inc.	876,985	9,190,803
Texas Capital Bancshares, Inc.(b)	178,451	7,998,174
Webster Financial Corp.	357,682	7,350,365
Wintrust Financial Corp.	219,942	8,071,871
Zions Bancorp.	275,015	5,885,321
		69,599,031

Residential REIT’s–1.06%
Education Realty Trust, Inc.	444,789	4,732,555
Mid-America Apartment Communities, Inc.	67,200	4,351,200
		9,083,755

Restaurants–2.10%
DineEquity, Inc.(b)	144,843	9,704,481
Papa John’s International, Inc.(b)	151,877	8,344,122
		18,048,603

Semiconductor Equipment–2.44%
Cymer, Inc.(b)	154,536	13,974,690
Veeco Instruments Inc.(b)(c)	235,803	6,960,905
		20,935,595

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Small Cap Equity Fund

	Shares	Value
Semiconductors–1.75%
Lattice Semiconductor Corp.(b)	1,319,591	$5,265,168
Semtech Corp.(b)	338,571	9,801,631
		15,066,799

Specialized REIT’s–1.02%
LaSalle Hotel Properties	344,096	8,736,597

Specialty Chemicals–2.24%
Innophos Holdings, Inc.	168,032	7,813,488
PolyOne Corp.	560,583	11,447,105
		19,260,593

Specialty Stores–0.83%
GNC Holdings, Inc.–Class A	213,858	7,117,194

Steel–0.84%
Haynes International, Inc.	138,816	7,200,386

Trading Companies & Distributors–1.24%
Beacon Roofing Supply, Inc.(b)	319,415	10,630,131

Trucking–1.93%
Landstar System, Inc.	132,911	6,972,511
Old Dominion Freight Line, Inc.(b)	280,300	9,608,684
		16,581,195
Total Common Stocks & Other Equity Interests (Cost $655,833,331)		826,487,792

	Shares	Value
Money Market Funds–3.12%
Liquid Assets Portfolio–Institutional Class(d)	13,420,174	$13,420,174
Premier Portfolio–Institutional Class(d)	13,420,174	13,420,174
Total Money Market Funds (Cost $26,840,348)		26,840,348
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.38% (Cost $682,673,679)		853,328,140

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–2.21%
Liquid Assets Portfolio–Institutional Class (Cost $18,934,765)(d)(e)	18,934,765	18,934,765
TOTAL INVESTMENTS–101.59% (Cost $701,608,444)		872,262,905
OTHER ASSETS LESS LIABILITIES–(1.59)%		(13,630,145)
NET ASSETS–100.00%		$858,632,760

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at December 31, 2012.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Small Cap Equity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (Cost $655,833,331)*	$826,487,792
Investments in affiliated money market funds, at value and cost	45,775,113
Total investments, at value (Cost $701,608,444)	872,262,905
Receivable for:
Investments sold	3,363,879
Fund shares sold	9,231,088
Dividends	455,396
Investment for trustee deferred compensation and retirement plans	73,472
Other assets	43,290
Total assets	885,430,030

Liabilities:
Payable for:
Investments purchased	2,783,074
Fund shares reacquired	4,203,684
Collateral upon return of securities loaned	18,934,765
Accrued fees to affiliates	597,939
Accrued other operating expenses	104,650
Trustee deferred compensation and retirement plans	173,158
Total liabilities	26,797,270
Net assets applicable to shares outstanding	$858,632,760

Net assets consist of:
Shares of beneficial interest	$675,721,011
Undistributed net investment income (loss)	(168,635)
Undistributed net realized gain	12,425,923
Unrealized appreciation	170,654,461
$858,632,760

Net Assets:
Class A	$397,304,544
Class B	$12,620,400
Class C	$49,995,118
Class R	$80,485,786
Class Y	$107,440,092
Class R5	$140,109,680
Class R6	$70,677,140

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	30,004,766
Class B	1,068,609
Class C	4,234,355
Class R	6,272,800
Class Y	8,016,427
Class R5	10,072,919
Class R6	5,078,764
Class A:
Net asset value per share	$13.24
Maximum offering price per share
(Net asset value of $13.24 ÷ 94.50%)	$14.01
Class B:
Net asset value and offering price per share	$11.81
Class C:
Net asset value and offering price per share	$11.81
Class R:
Net asset value and offering price per share	$12.83
Class Y:
Net asset value and offering price per share	$13.40
Class R5:
Net asset value and offering price per share	$13.91
Class R6:
Net asset value and offering price per share	$13.92

*	At December 31, 2012, securities with an aggregate value of $19,101,565 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Small Cap Equity Fund

Statement of Operations

For the year ended December 31, 2012

Investment income:
Dividends	$8,917,882
Dividends from affiliated money market funds (includes securities lending income of $183,254)	205,786
Total investment income	9,123,668

Expenses:
Advisory fees	5,886,161
Administrative services fees	224,510
Custodian fees	30,452
Distribution fees:
Class A	980,225
Class B	151,606
Class C	499,015
Class R	412,410
Transfer agent fees — A, B, C, R and Y	1,746,528
Transfer agent fees — R5	125,160
Transfer agent fees — R6	456
Trustees’ and officers’ fees and benefits	51,246
Other	307,608
Total expenses	10,415,377
Less: Fees waived and expense offset arrangement(s)	(25,567)
Net expenses	10,389,810
Net investment income (loss)	(1,266,142)

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(5,010,479))	54,277,715
Foreign currencies	40
54,277,755
Change in net unrealized appreciation of investment securities	48,970,980
Net realized and unrealized gain	103,248,735
Net increase in net assets resulting from operations	$101,982,593

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Small Cap Equity Fund

Statement of Changes in Net Assets

For the years ended December 31, 2012 and 2011

	2012	2011
Operations:
Net investment income (loss)	$(1,266,142)	$(4,184,739)
Net realized gain	54,277,755	46,774,623
Change in net unrealized appreciation (depreciation)	48,970,980	(51,867,640)
Net increase (decrease) in net assets resulting from operations	101,982,593	(9,277,756)

Distributions to shareholders from net realized gains:
Class A	(16,950,006)	—
Class B	(605,656)	—
Class C	(2,355,135)	—
Class R	(3,499,424)	—
Class Y	(4,347,910)	—
Class R5	(5,650,612)	—
Class R6	(2,597,584)	—
Total distributions from net realized gains	(36,006,327)	—

Share transactions-net:
Class A	(5,137,198)	10,444,780
Class B	(6,327,463)	(14,173,058)
Class C	(1,717,888)	2,758,755
Class R	(3,637,921)	2,542,248
Class Y	41,323,516	35,374,232
Class R5	(47,528,336)	49,053,128
Class R6	72,351,379	—
Net increase in net assets resulting from share transactions	49,326,089	86,000,085
Net increase in net assets	115,302,355	76,722,329

Net assets:
Beginning of year	743,330,405	666,608,076
End of year (includes undistributed net investment income (loss) of $(168,635) and $(566,406), respectively)	$858,632,760	$743,330,405

Notes to Financial Statements

December 31, 2012

NOTE 1—Significant Accounting Policies

Invesco Small Cap Equity Fund (the “Fund”) is a series portfolio of AIM Funds Group (Invesco Funds Group) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s primary investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. On September 24, 2012, Institutional Class shares were renamed Class R5 shares and the Fund began offering Class R6 shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular

14                         Invesco Small Cap Equity Fund

day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15                         Invesco Small Cap Equity Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16                         Invesco Small Cap Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the year ended December 31, 2012, the Adviser waived advisory fees of $22,911.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended December 31, 2012, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended December 31, 2012, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2012, IDI advised the Fund that IDI retained $133,110 in front-end sales commissions from the sale of Class A shares and $2,492, $16,886 and $3,144 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the

17                         Invesco Small Cap Equity Fund

securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of December 31, 2012. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$872,262,905	$—	$—	$872,262,905

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2012, the Fund engaged in securities purchases of $6,634,329 and securities sales of $3,141,137, which resulted in net realized gains (losses) of $(5,010,479).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2012, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,656.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

18                         Invesco Small Cap Equity Fund

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended December 31, 2012 and 2011:

	2012	2011
Long-term capital gain	$36,006,327	$—

Tax Components of Net Assets at Period-End:

2012
Undistributed ordinary income	$3,091,160
Undistributed long-term gain	10,134,014
Net unrealized appreciation — investments	169,850,979
Temporary book/tax differences	(164,404)
Shares of beneficial interest	675,721,011
Total net assets	$858,632,760

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales and passive foreign investment companies.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $3,060,878 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of December 31, 2012.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended December 31, 2012 was $309,004,322 and $305,865,595, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$201,756,656
Aggregate unrealized (depreciation) of investment securities	(31,905,677)
Net unrealized appreciation of investment securities	$169,850,979

Cost of investments for tax purposes is $702,411,926.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2012, undistributed net investment income (loss) was increased by $1,663,913 and undistributed net realized gain was decreased by $1,663,913. This reclassification had no effect on the net assets of the Fund.

19                         Invesco Small Cap Equity Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended December 31,
	2012(a)		2011
	Shares	Amount	Shares	Amount
Sold:
Class A	6,584,212	$86,038,583	10,313,343	$129,954,562
Class B	90,920	1,079,403	216,556	2,536,478
Class C	655,445	7,708,762	1,484,032	17,362,990
Class R	2,481,300	31,444,184	3,457,626	42,190,199
Class Y	4,222,608	55,637,145	3,408,967	43,155,570
Class R5	4,030,956	54,953,834	7,224,968	94,176,377
Class R6(b)	4,979,690	71,044,307	—	—

Issued as reinvestment of dividends:
Class A	1,205,002	15,568,632	—	—
Class B	50,783	585,533	—	—
Class C	193,021	2,225,531	—	—
Class R	279,169	3,497,986	—	—
Class Y	273,655	3,579,411	—	—
Class R5	413,834	5,615,729	—	—
Class R6	191,280	2,597,584	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	344,607	4,547,250	801,204	10,020,528
Class B	(382,774)	(4,547,250)	(883,627)	(10,020,528)

Reacquired:
Class A	(8,485,977)	(111,291,663)	(10,510,328)	(129,530,310)
Class B	(292,392)	(3,445,149)	(594,585)	(6,689,008)
Class C	(994,442)	(11,652,181)	(1,309,006)	(14,604,235)
Class R	(3,059,503)	(38,580,091)	(3,263,856)	(39,647,951)
Class Y	(1,363,022)	(17,893,040)	(625,861)	(7,781,338)
Class R5	(7,707,706)	(108,097,899)	(3,458,126)	(45,123,249)
Class R6	(92,206)	(1,290,512)	—	—
Net increase in share activity	3,618,460	$49,326,089	6,261,307	$86,000,085

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 7% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	Commencement date of September 24, 2012.

20                         Invesco Small Cap Equity Fund

NOTE 12 — Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Distributions from net realized gains	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Year ended 12/31/12	$12.19	$(0.03	)(g)	$1.66	$1.63	$(0.58)	$13.24	13.50%	$397,305	1.34	%(d)	1.34	%(d)	(0.21	)%(d)(g)	39%
Year ended 12/31/11	12.24	(0.07)		0.02	(0.05)	—	12.19	(0.41)	369,938	1.35		1.35		(0.59)		42
Year ended 12/31/10	9.52	(0.04)		2.76	2.72	—	12.24	28.57	364,210	1.38		1.38		(0.41)		36
Year ended 12/31/09	7.91	(0.03)		1.64	1.61	—	9.52	20.35	273,744	1.52		1.52		(0.41)		40
Year ended 12/31/08	11.72	(0.02)		(3.67)	(3.69)	(0.12)	7.91	(31.45)	227,885	1.41		1.41		(0.19)		51
Class B
Year ended 12/31/12	11.01	(0.11	)(g)	1.49	1.38	(0.58)	11.81	12.68	12,620	2.09	(d)	2.09	(d)	(0.96	)(d)(g)	39
Year ended 12/31/11	11.14	(0.15)		0.02	(0.13)	—	11.01	(1.17)	17,635	2.10		2.10		(1.34)		42
Year ended 12/31/10	8.73	(0.11)		2.52	2.41	—	11.14	27.61	31,908	2.13		2.13		(1.16)		36
Year ended 12/31/09	7.30	(0.09)		1.52	1.43	—	8.73	19.59	41,092	2.27		2.27		(1.16)		40
Year ended 12/31/08	10.92	(0.09)		(3.41)	(3.50)	(0.12)	7.30	(32.01)	50,220	2.16		2.16		(0.94)		51
Class C
Year ended 12/31/12	11.00	(0.11	)(g)	1.50	1.39	(0.58)	11.81	12.78	49,995	2.09	(d)	2.09	(d)	(0.96	)(d)(g)	39
Year ended 12/31/11	11.14	(0.15)		0.01	(0.14)	—	11.00	(1.26)	48,204	2.10		2.10		(1.34)		42
Year ended 12/31/10	8.72	(0.11)		2.53	2.42	—	11.14	27.75	46,838	2.13		2.13		(1.16)		36
Year ended 12/31/09	7.30	(0.09)		1.51	1.42	—	8.72	19.45	40,466	2.27		2.27		(1.16)		40
Year ended 12/31/08	10.92	(0.09)		(3.41)	(3.50)	(0.12)	7.30	(32.01)	36,470	2.16		2.16		(0.94)		51
Class R
Year ended 12/31/12	11.85	(0.06	)(g)	1.62	1.56	(0.58)	12.83	13.30	80,486	1.59	(d)	1.59	(d)	(0.46	)(d)(g)	39
Year ended 12/31/11	11.94	(0.10)		0.01	(0.09)	—	11.85	(0.75)	77,904	1.60		1.60		(0.84)		42
Year ended 12/31/10	9.30	(0.07)		2.71	2.64	—	11.94	28.39	76,136	1.63		1.63		(0.66)		36
Year ended 12/31/09	7.75	(0.05)		1.60	1.55	—	9.30	20.00	54,795	1.77		1.77		(0.66)		40
Year ended 12/31/08	11.51	(0.04)		(3.60)	(3.64)	(0.12)	7.75	(31.59)	23,879	1.66		1.66		(0.44)		51
Class Y
Year ended 12/31/12	12.30	0.01	(g)	1.67	1.68	(0.58)	13.40	13.79	107,440	1.09	(d)	1.09	(d)	0.04	(d)(g)	39
Year ended 12/31/11	12.32	(0.04)		0.02	(0.02)	—	12.30	(0.16)	60,049	1.10		1.10		(0.34)		42
Year ended 12/31/10	9.56	(0.02)		2.78	2.76	—	12.32	28.87	25,875	1.13		1.13		(0.16)		36
Year ended 12/31/09	7.91	(0.01)		1.66	1.65	—	9.56	20.86	11,957	1.27		1.27		(0.16)		40
Year ended 12/31/08(e)	9.62	(0.00)		(1.59)	(1.59)	(0.12)	7.91	(16.48)	3,534	1.29	(f)	1.30	(f)	(0.07	)(f)	51
Class R5
Year ended 12/31/12	12.72	0.03	(g)	1.74	1.77	(0.58)	13.91	14.04	140,110	0.88	(d)	0.88	(d)	0.25	(d)(g)	39
Year ended 12/31/11	12.71	(0.01)		0.02	0.01	—	12.72	0.08	169,600	0.85		0.85		(0.09)		42
Year ended 12/31/10	9.83	0.01		2.87	2.88	—	12.71	29.30	121,641	0.89		0.89		0.08		36
Year ended 12/31/09	8.12	0.02		1.69	1.71	—	9.83	21.06	38,971	0.90		0.90		0.21		40
Year ended 12/31/08	11.96	0.04		(3.76)	(3.72)	(0.12)	8.12	(31.07)	23,957	0.84		0.84		0.37		51
Class R6
Year ended 12/31/12(e)	14.30	0.01	(g)	0.19	0.20	(0.58)	13.92	1.51	70,677	0.81	(d)(f)	0.81	(d)(f)	0.32	(d)(f)(g)	39

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $392,090, $15,161, $49,902, $82,482, $81,027, $169,994 and $62,292 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of October 3, 2008 and September 24, 2012 for Class Y and Class R6 shares, respectively.
(f)	Annualized.
(g)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets includes special cash dividends received during the period. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividends are $(0.06) and (0.44)%, $(0.14) and (1.19)%, $(0.14) and (1.19)%, $(0.09) and (0.69)%, $(0.03) and (0.19)%, $0.00 and 0.02% and $0.00 and 0.09% for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

21                         Invesco Small Cap Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Funds Group (Invesco Funds Group)

and Shareholders of Invesco Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Small Cap Equity Fund (one of the funds constituting AIM Funds Group (Invesco Funds Group), hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

February 25, 2013

Houston, Texas

22                         Invesco Small Cap Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. With the exception of the actual ending account value and expenses of the Class R6 shares, the example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2012 through December 31, 2012. The actual ending account value and expenses of the Class R6 shares in the example below are based on an investment of $1,000 invested as of close of business September 24, 2012 (commencement date) and held through December 31, 2012.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class R6 shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (07/01/12)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (12/31/12)[1]	Expenses Paid During Period[2]	Ending Account Value (12/31/12)	Expenses Paid During Period[3]
A	$1,000.00	$1,087.70	$7.08	$1,018.35	$6.85	1.35%
B	1,000.00	1,083.50	11.00	1,014.58	10.63	2.10
C	1,000.00	1,083.50	11.00	1,014.58	10.63	2.10
R	1,000.00	1,086.20	8.39	1,017.09	8.11	1.60
Y	1,000.00	1,088.30	5.77	1,019.61	5.58	0.80
R5	1,000.00	1,089.90	4.78	1,020.56	4.62	0.91
R6	1,000.00	1,015.10	2.21	1,021.06	4.12	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period July 1, 2012 through December 31, 2012 (as of close of business September 24, 2012 through December 31, 2012 for the Class R6 shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. For Class R6 shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 99 (as of close of business September 24, 2012 through December 31, 2012)/366. Because the Class R6 shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Class R6 shares of the Fund and other funds because such data is based on a full six-month period.

23                         Invesco Small Cap Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2012:

Federal and State Income Tax
Long-Term Capital Gain Distributions	$36,006,327
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24                         Invesco Small Cap Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Funds Group (Invesco Funds Group) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			124	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.: Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			124	None
Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	137	Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; and Director of the Stevenson Center for Democracy

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Invesco Fund Complex.

T-1                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1987	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)	124	ACE Limited (insurance company); and Investment Company Institute
David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	124	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee and Overseer, The Curtis institute of Music
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office private equity management) Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	124	Chairman, Board of Governors, Western Golf Association; Chairman-elect, Evans Scholars Foundation; and Director, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, (private company offering capital investment and management advisory services) Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Vice Chairman of Anixter International; Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex	126	Director of Quidel Corporation and Stericycle, Inc.; Prior to May 2008, Trustee of The Scripps Research Institute; Prior to February 2008, Director of Ventana Medical Systems, Inc.; Prior to April 2007, Director of GATX Corporation; Prior to April 2004, Director of TheraSense, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)

Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			124	Director of Nature’s Sunshine Products, Inc.
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	124	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	124	None
Larry Soll — 1942 Trustee	2003	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	124	None
Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

T-2                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	124	None
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1992

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Small Cap Equity Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Van Kampen Funds Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Small Cap Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2012, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-01540 and 002-27334 SCE-AR-1 Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2011	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2011 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$139,900	N/A	$122,900	N/A
Audit-Related Fees(2)	$0	0%	$4,250	0%
Tax Fees(3)	$32,200	0%	$47,200	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$172,100	0%	$174,350	0%

PWC billed the Registrant aggregate non-audit fees of $32,200 for the fiscal year ended 2012, and $51,450 for the fiscal year ended 2011, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end December 31, 2011 includes fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end December 31, 2012 includes fees billed for reviewing tax returns. Tax fees for fiscal year end December 31, 2011 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2012 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2011 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2011 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2012, and $0 for the fiscal year ended 2011, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Funds Group (Invesco Funds Group)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 8, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	March 8, 2013

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	March 8, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.